AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION — March 1, 2007

SECURITIES ACT OF 1933 REGISTRATION NO. 2-25483

INVESTMENT COMPANY ACT OF 1940 REGISTRATION NO. 811-1402

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 57	☒

AND

REGISTRATION STATEMENT

UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 37	☒

(CHECK APPROPRIATE BOX OR BOXES.)

CONTINENTAL ASSURANCE COMPANY

SEPARATE ACCOUNT (B)

(EXACT NAME OF REGISTRANT)

CONTINENTAL ASSURANCE COMPANY

(NAME OF INSURANCE COMPANY)

333 SOUTH WABASH AVENUE, CHICAGO, ILLINOIS	60604
(ADDRESS OF INSURANCE COMPANY’S PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

INSURANCE COMPANY’S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 822-5000

LYNNE GUGENHEIM, ESQ.

CONTINENTAL ASSURANCE COMPANY

333 SOUTH WABASH AVENUE

CHICAGO, ILLINOIS 60604

LYNNE. GUGENHEIM@CNA.COM

(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485

☐	ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485

☒	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485

☐	] ON (DATE) PURSUANT TO PARAGRAPH (a)(1) OF RULE 485

☐	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

☐	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: GROUP VARIABLE ANNUITY CONTRACTS

PROSPECTUS

GROUP

VARIABLE

ANNUITY

CONTRACTS

The group variable annuity contracts described in this prospectus provide:

•	tax deferred annuities for employees of public schools and certain tax-exempt organizations; and
•	retirement plans for self-employed individuals and their eligible employees.

You may participate in these contracts by investing in Continental Assurance Company Separate Account (B), a separate account created by Continental Assurance Company. We will place all purchase payments that you make under a contract, after the deduction of initial charges, in Separate Account (B).

Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of the separate account is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Continental Assurance Company acts as investment adviser to Separate Account (B). CNA Investor Services, Inc., an affiliate of Continental Assurance Company, acts as the principal underwriter for Separate Account (B).

Group variable annuity contracts involve risks, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution. The contracts are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the separate account and the group variable annuity contracts that you need before purchasing a contract.

To learn more about Separate Account (B) and the contracts offered by this prospectus, you can obtain a copy of the Statement of Additional Information dated             , 2007. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the Statement of Additional Information appears on page 43 of this prospectus. For a free copy of the Statement of Additional Information, the Annual Report, the Semi-Annual Report, to request other information about Separate Account (B) or to make Participant inquiries, please call or write us at:

Continental Assurance Company

Attn: Pension Client Services—42S

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Web Site: www.cna.com/sab/

Internet e-mail: sab@cna.com

In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about Separate Account (B). Links to these web sites are also available through Separate Account (B)’s website.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

Dated:             , 2007

You should rely only on the information contained in this prospectus and in the Statement of Additional Information. Neither Continental Assurance Company nor Separate Account (B) has authorized anyone to provide you with information that is different than that which is set forth in this prospectus and in the Statement of Additional Information. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

SUMMARY

Because this is only a summary, it does not contain all the information that may be important to you. You should read the entire prospectus before deciding to invest in a Contract. Some of the technical terms used in this prospectus are defined in the Glossary beginning on page 46.

Group Variable Annuity Contracts

The Contracts offered by this prospectus are designed to provide annuity payments under two types of plans: 403(b) Plans and HR-10 Plans.

•	Contracts for 403(b) Plans are issued to annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code.

•

Contracts for HR-10 Plans are issued to a trustee for the benefit of self-employed individuals for themselves and their employees, and to associations of self-employed persons for the benefit of participating members.

We currently offer two types of Contracts for 403(b) Plans: (a) the level deduction Contract and (b) the graded deduction Contract. We currently offer one type of Contract for HR-10 Plans. Each Contract may be modified or amended.

Fee and Expense Tables with Examples

Level Deduction Contract for 403(b) Plans Fees and Expenses

Your Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		5.00%

Administrative Expenses (as a percentage of Purchase Payments)		1.00%

Deferred Sales Load, as applicable		None

Surrender Fee (as a percentage of amount surrendered), if applicable		None

Exchange Fee		None

Fixed Rate Annuity Purchase Fee		$250

Annual Contract Fee		None

Annual Expenses

(as a percentage of average net assets)

Management Fee		0.50%

Mortality and Expense Risk Fees		None

Other Expenses

Service Fee	0.33%

Total Other Expenses		0.33%

Total Annual Expenses		0.83%

Example	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$68	$85	$105	$162
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$318	$335	$355	$412
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$68	$85	$105	$162

We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. However the Committee, including a majority of the Committee members who are not affiliated with CAC, unanimously approved the Amended Advisory Agreement between CAC and Separate Account (B) and recommended that it be submitted to the participants for approval. If the Amended Advisory Agreement is approved by a majority of participants at the Annual Meeting, the fees paid to CAC would change. Participants would continue to pay an investment advisory fee of .50% of the average daily net asset value. However the annual service fee of .33% of the average daily net asset value that Separate Account (B) pays CAC would be eliminated, because CAC would no longer pay for most of Separate Account (B)’s expenses. Instead, Separate Account (B) would directly pay the cost of most of Separate Account (B)’s expenses, which could be more or less than the existing service fee. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We charge a $10 exchange fee for the second and succeeding transfers in most of the 403(b) Contracts.

Level Deduction Contract for 403(b) Plans Fees and Expenses (under Amended Advisory Agreement, if approved)

Your Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	5.00%

Administrative Expenses (as a percentage of Purchase Payments)	1.00%

Deferred Sales Load, as applicable	None

Surrender Fee (as a percentage of amount surrendered), if applicable	None

Exchange Fee	None

Fixed Rate Annuity Purchase Fee	$250

Annual Contract Fee	None

Annual Expenses

(as a percentage of average net assets)

Management Fee	0.50%

Mortality and Expense Risk Fees	None

Other Expenses	0.35%

Total Annual Expenses	0.85%

Example	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$68	$86	$106	$164
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$318	$336	$356	$414
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$68	$86	$106	$164

We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. If the Amended Advisory Agreement had been in effect for 2006, participants would have paid an investment advisory fee of .50% of the average daily net asset value. In addition, Separate Account (B) would have paid the cost of most of Separate Account (B)’s expenses, which would have been .35% of the average daily net asset value of Separate Account (B). In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We charge a $10 exchange fee for the second and succeeding transfers in most of the 403(b) Contracts.

Graded Deduction Contract for 403(b) Plans Fees and Expenses

Your Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		5.00%

Deferred Sales Load, as applicable		None

Surrender Fee (as a percentage of amount surrendered), if applicable		None

Exchange Fee		None

Fixed Rate Annuity Purchase Fee		$250

Annual Contract Fee		$30
Annual Expenses
(as a percentage of average net assets)

Management Fee		0.50%

Mortality and Expense Risk Fees		None

Other Expenses

Service Fee	0.33%
Total Other Expenses		0.33%

Total Annual Expenses		0.83%

Example	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$88	$165	$241	$435
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$338	$415	$491	$685
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$88	$165	$241	$435

We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. However the Committee, including a majority of the Committee members who are not affiliated with CAC, unanimously approved the Amended Advisory Agreement between CAC and Separate Account (B) and recommended that it be submitted to the participants for approval. If the Amended Advisory Agreement is approved by a majority of participants at the Annual Meeting, the fees paid to CAC would change. Participants would continue to pay an investment advisory fee of .50% of the average daily net asset value. However the annual service fee of .33% of the average daily net asset value that Separate Account (B) pays CAC would be eliminated, because CAC would no longer pay for most of Separate Account (B)’s expenses. Instead, Separate Account (B) would directly pay the cost of most of Separate Account (B)’s expenses, which could be more or less than the existing service fee. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. We deduct a 5% sales load for the first $10,000 of Purchase Payments for each participant; 4% for the next $10,000 of Purchase Payments for each participant; and 2.5% on all Purchase Payments in excess of $20,000. CAC also deducts an administrative charge based upon the previous year’s cost of administration. There is no maximum dollar limit on this charge. This charge is made on December 31st of each year against the account of each participant who is not receiving an annuity. In 2007, CAC will not assess this charge at an annual rate of more than $30 per participant. CAC will assess this charge at an annual rate of $15 per participant if the participant did not make any contributions during the year. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We charge a $10 exchange fee for the second and succeeding transfers in most of the 403(b) Plan Contracts.

Graded Deduction Contract for 403(b) Plans Fees and Expenses (under Amended Advisory Agreement, if approved)

Your Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	5.00%

Deferred Sales Load, as applicable	None

Surrender Fee (as a percentage of amount surrendered), if applicable	None

Exchange Fee	None

Fixed Rate Annuity Purchase Fee	$250

Annual Contract Fee	$30

Annual Expenses (as a percentage of average net assets)

Management Fee	0.50%

Mortality and Expense Risk Fees	None

Other Expenses	0.35%

Total Annual Expenses	0.85%

Example	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$88	$165	$241	$435
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$338	$415	$491	$685
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$88	$165	$241	$435

We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. If the Amended Advisory Agreement had been in effect for 2006, Participants would have paid an investment advisory fee of .50% of the average daily net asset value. In addition, Separate Account (B) would have paid the cost of most of Separate Account (B)’s expenses, which would have been .35% of the average daily net asset value of Separate Account (B). In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. We deduct a 5% sales load for the first $10,000 of Purchase Payments for each participant; 4% for the next $10,000 of Purchase Payments for each participant; and 2.5% on all Purchase Payments in excess of $20,000. CAC also deducts an administrative charge based upon the previous year’s cost of administration. There is no maximum dollar limit on this charge. This charge is made on December 31st of each year against the account of each participant who is not receiving an annuity. In 2007, CAC will not assess this charge at an annual rate of more than $30 per participant. CAC will assess this charge at an annual rate of $15 per participant if the participant did not make any contributions during the year. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We charge a $10 exchange fee for the second and succeeding transfers in most of the 403(b) Plan Contracts.

Contract for Hr-10 Plans Fees and Expenses

Your Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		7.00%
Administrative Expenses (as a percentage of Purchase Payments)		1.50%
Deferred Sales Load, as applicable		None
Surrender Fee (as a percentage of Purchase Payments received prior to withdrawal), if applicable		None
Exchange Fee		None
Fixed Rate Annuity Purchase Fee		$250
Annual Contract Fee		None
Annual Expenses
(as a percentage of average net assets)
Management Fee		0.50%
Mortality and Expense Risk Fees		None
Other Expenses
Service Fee	0.33%
Total Other Expenses		0.33%
Total Annual Expenses		0.83%

Example	1 year	3 years	5 years	10 years

If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$93	$111	$131	$198
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$343	$361	$381	$448
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$93	$111	$131	$198

We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. Contractholders currently pay an annual fee of .83% of average net assets. However the Committee, including a majority of the Committee members who are not affiliated with CAC, unanimously approved the Amended Advisory Agreement between CAC and Separate Account (B) and recommended that it be submitted to the participants for approval. If the Amended Advisory Agreement is approved by a majority of participants at the Annual Meeting, the fees paid to CAC would change. Participants would continue to pay an investment advisory fee of .50% of the average daily net asset value. However the annual service fee of .33% of the average daily net asset value that Separate Account (B) pays CAC would be eliminated, because CAC would no longer pay for most of Separate Account (B)’s expenses. Instead, Separate Account (B) would directly pay the cost of most of Separate Account (B)’s expenses, which could be more or less than the existing service fee. In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. We deduct a sales load under these Contracts that vary from 0% to 7% depending on the Contract. The administrative expense under these Contracts varies from 0% to 1.5% depending on the contract. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We deduct a $10 exchange fee for the second and succeeding transfer in most of the HR-10 Plan Contracts.

Contract for Hr-10 Plans Fees and Expenses (under Amended Advisory Agreement, if approved)

Your Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	7.00%
Administrative Expenses (as a percentage of Purchase Payments)	1.50%
Deferred Sales Load, as applicable	None
Surrender Fee (as a percentage of Purchase Payments received prior to withdrawal), if applicable	None
Exchange Fee	None
Fixed Rate Annuity Purchase Fee	$250
Annual Contract Fee	None
Annual Expenses
(as a percentage of average net assets)
Management Fee	0.50%
Mortality and Expense Risk Fees	None
Other Expenses	0.35%
Total Annual Expenses	0.85%

Example	1 year	3 years	5 years	10 years

If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$93	$111	$132	$201
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$343	$361	$382	$451
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$93	$111	$132	$201

We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. If the Amended Advisory Agreement had been in effect for 2006, participants would have paid an investment advisory fee of .50% of the average daily net asset value. In addition, Separate Account (B) would have paid the cost of most of Separate Account (B)’s expenses, which would have been .35% of the average daily net asset value of Separate Account (B). In addition to the expenses described above, premium taxes may be applicable. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown in the example. We deduct a sales load under these Contracts that vary from 0% to 7% depending on the Contract. The administrative expense under these Contracts varies from 0% to 1.5% depending on the contract. The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee only if the participant chooses a fixed rate annuity. We deduct a $10 exchange fee for the second and succeeding transfer in most of the HR-10 Plan Contracts.

The Investment Adviser and Investment Advisory Fee

CAC acts as the investment adviser to Separate Account (B). CAC is a stock life insurance company that was organized under the Illinois Insurance Code in 1911. CAC maintains its principal office at 333 South Wabash Avenue, Chicago, Illinois 60604. Separate Account (B) is registered as an open-end diversified management investment company under the 1940 Act.

CAC currently receives an investment advisory fee at the annual rate of 0.5% of the average daily net asset value of Separate Account (B) and a service fee at the annual rate of 0.33% of the average daily net asset value of Separate Account (B) for investment management and other services. However if the Amended Advisory Agreement is approved by a majority of participants at the Annual Meeting, the fees paid to CAC would change. Participants would continue to pay an investment advisory fee of .50% of the average daily net asset value. However the annual service fee of .33% of the average daily net asset value that Separate Account (B) pays CAC would be eliminated, because CAC would no longer pay for most of Separate Account (B)’s expenses. Instead, Separate Account (B) would directly pay the cost of most of Separate Account (B)’s expenses, which could be more or less than the existing service fee.

403(b) Plan Sales and Administrative Charges

Level Deduction Contract.  Under the level deduction Contract, we deduct 6% (6.38% of the net amount invested) from each Purchase Payment for sales and administrative expenses. Of such 6% deduction, 5% is for sales expenses and 1% is for administrative expenses. CAC reserves the right to increase the rate of deductions for administrative expenses in the future. Although CAC no longer offers new level deduction Contracts to employers, it continues to honor and to service existing level deduction Contracts with current Contractholders and to accept Purchase Payments under such Contracts.

Graded Deduction Contract.  Under the graded deduction Contract, we deduct up to 5% (5.26% of the net amount invested) from each Purchase Payment for sales expenses. We reduce the deduction on a graduated scale based upon the aggregate Purchase Payments made under both fixed and variable annuities. The minimum deduction before allowance for experience rating credits is 2.5% (2.57% of the net amount invested). CAC also deducts an administrative charge based upon the previous year’s cost of administration. There is no maximum dollar limit on this charge. In 2007, CAC will not assess this charge at an annual rate of more than $30 per participant. CAC may assess this charge at an annual rate of $15 per participant if the participant did not make any contributions during the year.

Hr-10 Plan Sales and Administrative Charges	We deduct a charge of 0 to 8.5% of Purchase Payments (0 to 9.29% of the net amount invested) from each Purchase Payment. This charge is the sum of the following expenses:

•	sales expenses amounting to a deduction of 0 to 7.0% of Purchase Payments (0 to 7.65% of the net amount invested); and

•	administrative expenses amounting to a deduction of 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested).

We credit the balance of the Purchase Payment, after we deduct sales and administrative charges, to the participant’s account in the form of Accumulation Units. The exact level of such charges will vary from Contract to Contract, depending on volume of Purchase Payments expected, services to be performed by CAC and the applicable commission expenses. Accordingly, we will not reduce sales charges on individual Contracts upon attainment of any given level of Purchase Payments. Certain Contracts may also provide for additional annual fixed dollar charges imposed on a per participant basis for the maintenance of individual accounting records. CAC reserves the right to increase the rate of deductions for administrative expenses in the future.

Minimum Purchase	The minimum Purchase Payment on Contracts for 403(b) Plans which can be made at any time on behalf of any participant is $10. There is no minimum Purchase Payment on Contracts for HR-10 Plans.

Investment Objectives

Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of Separate Account (B) is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Separate Account (B)’s investment policies require CAC, in making investments for Separate Account (B), to maintain Separate Account (B)’s status as a diversified investment company. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividends, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks to which any owner of common stocks is subject.

Transfers

Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts and HR-10 Plan Contracts that we offer provide that any such transfer will be made without charge. Others provide that CAC may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

Annuity Selection

The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee if the participant chooses a fixed rate annuity. For the other annuity options, there is no fee. CAC reserves the right to change these charges at any time.

Withdrawals

403(b) Plans.  A participant may withdraw, without charge, all or a portion of his individual account (except for certain amounts attributable to a salary reduction agreement) before beginning annuity payments by providing CAC with written notice. A withdrawal may be subject to penalty taxes, in addition to applicable federal income taxes.

HR-10 Plans.  Subject to limitations, you may withdraw part or all of your interest in the Contract in one lump sum on any Valuation Date, except for funds held for terminated or retired participants. If you elect to make such a withdrawal, CAC will deduct a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal.

Penalty Taxes

Distributions made prior to age 59 1/2 generally are subject to a penalty tax of 10%, in addition to otherwise applicable federal income taxes. This penalty tax will not apply under the following circumstances:

•	if the distribution is made in connection with death or disability;

•	if the distribution is made after separation from service where the separation occurred after the participant attains age 55;

•

if the distribution is part of a series of annual or more frequent annuity payments made after separation from service and over the life of the participant or the joint lives of the participant and his or her beneficiary;

•	if the distribution is made for certain medical expenses within the deductible limitation under the Internal Revenue Code;

•	if the distribution is made to an alternate payee pursuant to a qualified domestic relations order (“QDRO”); or

•	if the distribution is made on account of an Internal Revenue Service (“IRS”) levy on the plan.

CONTINENTAL ASSURANCE COMPANY

SEPARATE ACCOUNT (B)

CONDENSED FINANCIAL INFORMATION

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an accumulation unit outstanding throughout the period)

	Year Ended December 31,
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Investment income(a)	$.298	$.269	$.318	$.250	$.160	$.184	$.198	$.171	$.196	$.238
Expenses(b)	.200	.180	.163	.140	.150	.189	.239	.203	.160	.134

Net investment income	.098	.089	.155	.110	.010	(.005)	(.041)	(.032)	.036	.104
Capital changes
Net realized and unrealized gain (loss) on securities	3.630	1.843	1.441	3.440	(4.490)	(5.890)	(2.370)	7.263	3.826	3.450

Net increase (decrease) in accumulation unit value	3.730	1.932	1.596	3.550	(4.480)	(5.895)	(2.410)	7.231	3.862	3.554
Accumulation unit value at the beginning of the period	23.078	21.146	19.550	16.00	20.475	26.375	28.785	21.554	17.692	14.138

Accumulation unit value at end of period	$26.806	$23.078	$21.146	$19.55	$16.000	$20.475	$26.375	$28.785	$21.554	$17.692

Ratio of fees and expenses to average net assets(b)(c)	.83%	.83%	.83%	.83%	.83%	.83%	.83%	.83%	.83%	.83%
Ratio of net investment income to average net assets(c)	.40%	.41%	.76%	.61%	.06%	(.01)%	(.14)%	(.13)%	.19%	.64%
Portfolio turnover rate	43%	48%	52%	57%	64%	41%	19%	34%	41%	45%
Number of accumulation units outstanding at end of period (000 omitted)	1,500	1,830	2,498	5,667	6,326	6,937	7,479	7,909	8,321	8,613

*	The information presented above has been audited for the last five fiscal years.

(a) No declaration of dividends or distribution of gains is made, and such amounts are applied to increase Accumulation Unit values. Investment income per share is based on average units outstanding.

(b) Pursuant to the terms of the Investment Advisory Agreement, CAC currently makes quarterly withdrawals for investment advisory services to Separate Account (B) at an annual rate of .50% of the average net asset value and quarterly withdrawals of a service fee at an annual rate of .33% of the average net asset value. However if the Amended Advisory Agreement is approved by a majority of participants at the Annual Meeting, the fees paid to CAC would change. Participants would continue to pay an investment advisory fee of .50% of the average daily net asset value. However the annual service fee of .33% of the average daily net asset value that Separate Account (B) pays CAC would be eliminated, because CAC would no longer pay for most of Separate Account (B)’s expenses. Instead, Separate Account (B) would directly pay the cost of most of Separate Account (B)’s expenses, which could be more or less than the existing service fee.

(c) Participants’ equity appearing in the financial statements incorporated by reference herein is the equivalent of net assets.

Separate Account (B) may from time to time measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of units at Separate Account (B)’s unit value at the beginning of the period. Such units are then valued at Separate Account (B)’s unit value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from its value at the end of the period and dividing that amount by the initial value. The total return on this hypothetical investment in Separate Account (B) shows its overall dollar or percentage change in value, exclusive of fees based on the initial amount of the contribution and recurring annual fees. If these fees were included, the amount or return that a Participant would realize for an investment during the specified period would be lower.

A cumulative total return reflects Separate Account (B)’s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if Separate Account (B)’s performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in Separate Account (B)’s annual returns, participants should recognize that such figures are not the same as actual year-by-year results. Separate Account (B)’s performance figures are based on historical results and are not intended to indicate future performance. The investment return and unit value of Separate Account (B) will vary and the unit value of Separate Account (B) may be worth more or less at redemption than the original unit value of Separate Account (B).

From time to time, Separate Account (B) may produce advertising or sales materials which disclose its performance over various periods of time. Separate Account (B) may also compare its performance to that of selected other funds, fund averages or recognized stock market indices. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than Separate Account (B) and the portfolios of such other funds or market indices may be comprised of securities that differ significantly from Separate Account (B)’s investments.

DESCRIPTION OF CAC AND SEPARATE ACCOUNT (B)

General

CAC is a stock life insurance company which was organized under the Illinois Insurance Code in 1911, and has been an investment adviser registered under the Investment Advisers Act of 1940 since 1966. CAC sold the vast majority of its life and group insurance businesses in 2004 and generally is no longer soliciting sales in the remaining life and group insurance businesses. CAC’s principal office is located at 333 South Wabash Avenue, Chicago, Illinois 60604.

All of the voting securities of CAC are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of Casualty are owned by TCC, a New York Corporation, located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of TCC are owned by CNA Financial, a Delaware corporation, located at 333 South Wabash Avenue, Chicago, Illinois 60604. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, owned approximately 89% of the outstanding voting stock of CNA Financial as of December 31, 2006.

Separate Account (B) was established by CAC on June 1, 1966, under the provisions of the Illinois Insurance Code, in order to fund variable annuity contracts.

Variable annuity contracts are securities within the meaning of the Securities Act of 1933, and are not exempt from registration under the provisions of that Act. The issuer of such contracts is subject to regulation under the 1940 Act. Separate Account (B) has been registered as an open-end diversified management investment company under the 1940 Act, but such registration does not involve supervision of the management or the investment practices or policies of Separate Account (B) or CAC by the SEC. Separate Account (B) has no sub-accounts. Net Purchase Payments made in accordance with the provisions of the Contracts described herein are added to Separate Account (B) and invested as described herein. Net Purchase Payments made prior to April 29, 1977 under HR-10 Plan Contracts were added to Continental Assurance Company Separate Account (A) and invested therein.

CAC owns Separate Account (B)’s assets and, under existing law, is not considered to be a Trustee with respect to those assets. Nevertheless, the assets of Separate Account (B) are held for the benefit of the participants and persons entitled to payments under the Contracts described in this prospectus. Moreover, income and gains and losses from assets allocated to Separate Account (B) (whether realized or not) are credited to or charged against Separate Account (B) without regard to other income, gains or losses of CAC (in accordance with the Contracts’ provisions). Thus, the dollar amount of payments or values which vary reflect the investment results of just Separate Account (B). Additionally, the Illinois Insurance Code and the Contracts themselves prohibit CAC from charging any liabilities arising out of other business of CAC against Separate Account (B)’s assets (equal to the reserves and other contract liabilities of Separate Account (B)). The obligations arising under the Contracts are not obligations of CAC.

Additional information about Separate Account (B) (including Separate Account (B)’s policy regarding the disclosure of portfolio securities) is available in the SAI, which is part of this prospectus. Additional information about Separate Account (B)’s investments is available in Separate Account (B)’s annual and semiannual report to participants and in its Form N-Q filings available by accessing the SEC’s web site at http://www.sec.gov or on Separate Account (B)’s web site. In Separate Account (B)’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected Separate Account (B)’s performance during its last fiscal year. The SAI and Separate Account (B)’s annual and semi-annual reports can be obtained free of charge by calling or writing us at:

Continental Assurance Company

Attn: Pension Client Services—42S

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Web Site: www.cna.com/sab/

Internet e-mail: sab@cna.com

In addition, Separate Account (B) makes its SAI, annual and semi-annual reports and its Form N-Q filings, free of charge, on its web site listed above. To request other information about Separate Account (B) and to make Participant inquiries, please telephone us at the above-listed phone number.

Information about Separate Account (B) (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about Separate Account (B) are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. The U.S. government does not insure or guarantee an investment in Separate Account (B).

Investment Policies and Restrictions

The current objectives and policies in making investments for Separate Account (B) are set forth below.

1.	The primary objective of CAC in making investments for Separate Account (B) will be the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Accordingly, the assets of Separate Account (B) will be invested primarily in common stocks and in other securities convertible into common stocks.

2.	When CAC believes that economic and market conditions indicate a likelihood that investing a majority of the assets of Separate Account (B) in common stocks or securities convertible into common stocks might result in a material decrease in the unit value of Separate Account (B), less than a majority of the assets of Separate Account (B) may be invested in common stocks or securities convertible into common stocks. In these situations, any assets not invested in common stocks or securities convertible into common stocks will be invested primarily in investment grade debt instruments with a maturity of one year or less, such as U.S. Treasury bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

3.	When CAC deems that economic and market conditions so indicate, a portion of the assets of Separate Account (B) may be invested in preferred stocks and publicly distributed debt instruments such as corporate bonds, debentures, equipment trust certificates, U.S. Government securities or U.S. Government Agency securities.

4.	Temporary investments for Separate Account (B) may be made in short-term instruments such as U.S. Treasury Bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

5.	To the extent of 75% of the assets of Separate Account (B), CAC may not purchase for Separate Account (B) the securities of any issuer if such purchase would cause more than 5% of the market value of Separate Account (B)’s assets to be invested in the securities of such issuer (other than obligations of the United States and its instrumentalities) or would cause more than 10% of any class of securities of such issuer to be held in Separate Account (B)’s portfolio. The balance of 25% of the assets of Separate Account (B) may be invested without regard to such 5% or 10% limitations.

6.	CAC, in acting for Separate Account (B), will not underwrite securities of others or invest in restricted securities.

7.	CAC, in acting for Separate Account (B), will not concentrate more than 25% of Separate Account (B)’s investments in any one industry.

8.	The assets of Separate Account (B) will not be invested in commodity contracts.

9.	The assets of Separate Account (B) will not be invested in securities contracts of investment companies.

10.	CAC, in acting for Separate Account (B), will not make loans to other persons except through the acquisition of securities issued or guaranteed by banks, bonds, debentures, other debt securities which are publicly distributed and the lending of portfolio securities (“Portfolio Loans”). Portfolio Loans will be continually secured by cash, letters of credit, U.S. Government securities or U.S. Government Agency securities having a market value of not less than the market value of the portfolio securities loaned. The aggregate value of Portfolio Loans will not exceed 25% of Separate Account (B)’s net assets at any time.

11.	CAC, in acting for Separate Account (B), will not engage in the purchase and sale of interests in real estate, except that CAC may engage in the purchase and sale of marketable securities of real estate companies and real estate trusts which may represent indirect interests in real estate.

12.	CAC, in acting for Separate Account (B), will not purchase securities for the purpose of control or management of the issuer thereof.

13.	CAC will not make short sales for Separate Account (B).

14.	CAC will not borrow money for Separate Account (B).

15.	CAC will keep Separate Account (B)’s assets substantially fully invested in assets described in paragraphs 1, 2, 3 and 4 above, as described therein, and will limit Separate Account (B)’s cash position, to the extent feasible, to such amounts as may be required to permit CAC to make normal contract payments from Separate Account (B).

16.	CAC, in acting for Separate Account (B), will not issue any senior securities (as defined in the 1940 Act) except for the lending of portfolio securities permitted by paragraph 10 above.

The investment policies enumerated above may not be changed without approval of a majority, (as defined in the 1940 Act) of the outstanding units of Separate Account (B). The vote of a majority of the outstanding Accumulation Units of Separate Account (B) means the vote, at the annual or a special meeting of the Participants duly called, (A) of 67% or more of the outstanding Accumulation Units of Separate Account (B) present at such meeting, if the holders of more than 50% of the outstanding Accumulation Units of Separate Account (B) are present or represented by proxy; or (B) of more than 50% of the outstanding Accumulation Units of Separate Account (B), whichever is the less. However the Committee, including a majority of the Committee members who are not affiliated with CAC, unanimously approved the Revised Investment Policies of

Separate Account (B) and recommended that they be submitted to the participants for approval. If the Amended Advisory Agreement is approved by a majority of participants at the Annual Meeting, paragraph 9 above would be revised to permit Separate Account (B)’s assets to be invested in securities contracts of investment companies so long as their primary investment policies are consistent with paragraphs 1 and 4 above. Paragraph 5 would also be revised so that the investment limitations contained in that paragraph would not apply to investments in securities of investment companies. In addition, paragraph 8 would be revised to allow the assets of Separate Account (B) to be invested indirectly in financial futures and swap contracts (which are classified as commodity contracts), but only through its investments in other investment companies (in which use of such instruments is expected to be minimal). Separate Account (B)’s assets would still be prohibited from being directly invested in commodity contracts. Finally, paragraph 14 would be revised to allow the assets of Separate Account (B) to be invested in investment companies that borrow money (which is expected to be minimal). However, CAC will not be permitted to borrow money directly for Separate Account (B).

Because Separate Account (B) invests primarily in common stock, there is the risk that the price of particular stocks that Separate Account (B) holds could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Separate Account (B)’s holdings could vary significantly from broad stock market indexes, and the resulting performance also could vary.

There is no investment policy limitation as to the timing of sales and purchase of securities. Although it will not be the general policy of CAC, in acting for Separate Account (B), to engage in short-term trading, securities may be sold without regard to the length of time held whenever investment judgment makes such action advisable. Separate Account (B) is not subject to federal income taxes on capital gains. The following table sets forth Separate Account (B)’s rate of total portfolio turnover for the periods indicated:

Rate of Total Portfolio Turnover	Percent
2006	43%
2005	48%
2004	52%

Changes in the rate of portfolio turnover from year to year are attributable to changes in CAC’s assessment of prevailing market conditions. All investment income and realized capital gains will be reinvested. CAC, in acting for Separate Account (B), will limit portfolio transactions to those which CAC, in the exercise of prudent business judgment, deems advisable in order for Separate Account (B) to carry out its investment policies and to make payments to participants. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividend, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks as are inherent in the ownership of common stocks.

CAC, in acting for Separate Account (B), will not participate in any trading account in securities on a joint or joint and several basis; provided, however, that the bunching of orders for the sale or purchase of marketable portfolio securities with those of other accounts under the management of CAC or its affiliates and the averaging of prices among Separate Account (B) and such other accounts will not be deemed to result in a trading account in securities. CAC, in acting for Separate Account (B), will not mortgage or pledge the investments of Separate Account (B), purchase securities on margin or, except as described below, invest in puts or calls. Unlike the investment policies and restrictions stated in the preceding paragraphs, the policies and restrictions described in this paragraph are subject to change without vote of the participants.

CAC, in acting for Separate Account (B), may write covered call options. The “writing” of call options by Separate Account (B) means that Separate Account (B) will be selling the right, but not the obligation, to acquire a specified number of securities held in Separate Account (B)’s portfolio at a price set in the option contract (the “exercise price”). The optionholder generally may exercise this right to purchase the underlying securities at any time prior to the expiration of the option by notifying Separate Account (B) of its intention to exercise and delivering to Separate Account (B) funds equal to the aggregate exercise price of the securities covered by the contract (the “exercise payment”). Generally, a holder of a call option will exercise its rights under the call option only if the market price of the underlying stock exceeds the exercise price of the option. If the market price of the underlying securities is greater than the option exercise price on the date of exercise, the holder is, by virtue of the option contract, entitled to purchase the underlying securities at the below-market exercise price. If the option is exercised and the market value of the underlying securities exceeds the sum of the exercise payment and the payment received by Separate Account (B) on the sale of the option (the “premium”), Separate Account (B) would be left in a less favorable position than if such call option had not been written (because of the lost opportunity to realize the economic value represented by such excess).

To close out a position when writing covered call options, Separate Account (B) may make a “closing purchase transaction,” which involves purchasing a call option on the same security with the same or similar exercise price and expiration date as the option which it has previously written. Separate Account (B) will realize a profit or loss from a closing purchase transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

CAC, in acting for Separate Account (B), may also purchase covered put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the term of the option. Generally, a holder of a put option will exercise its rights under the put option only if the market price of the underlying securities is less than the exercise price of the option. If the put option is not exercised or the amount by which the exercise price exceeds the market price of the underlying securities is less than the premium paid, Separate Account (B) would be left in a less favorable position than if such put option had not been purchased. If market conditions are appropriate for Separate Account (B) to exercise the purchased put option, Separate Account (B) also may sell a put option to close out a purchased put option rather than exercising the purchased put option.

Separate Account (B) will write call options and purchase put options only if the related stock is held in its portfolio. The put and call options described above will generally have a contract term of nine months or less. The market value of the securities subject to such option obligations at the time such options are written or purchased will not, in the aggregate, exceed 30% of Separate Account (B)’s total assets.

The use of options exposes Separate Account (B) to certain additional investment risks and transaction costs. The risks that may be associated with the use of option contracts include, but are not limited to, the risk that securities prices will not move in the direction anticipated by Separate Account (B) and the risk that the skills needed to successfully use option strategies may be different from those needed to select portfolio securities. In addition, assets segregated or set aside to cover the writing of a call option generally may not be disposed of during the term of such option. Segregating assets could diminish Separate Account (B)’s return due to the opportunity losses of foregoing other potential investments with the segregated assets.

CAC is permitted to enter into repurchase agreements and reverse repurchase agreements on behalf of Separate Account (B). A repurchase agreement is an instrument under which the purchaser (i.e., Separate Account (B)) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the transfer, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally ranging from one day to one month. Repurchase agreements will be entered into only with respect to obligations in which Separate Account (B) may otherwise invest.

A reverse repurchase agreement is an agreement under which the lender (i.e., Separate Account (B)) loans a security, usually a U.S. Government security, to a borrower, usually a bank or a stockbroker, against cash collateral. The transaction is normally characterized as a loan by the lender of the security and a simultaneous agreement by the lender to repurchase such security at an agreed price at a specified later date. The transaction is normally structured to permit the lender to receive a yield in excess of the yield of the underlying security. Reverse repurchase agreements are usually made for short periods, normally ranging from one week to one month. A reverse repurchase agreement will be a Portfolio Loan permitted by paragraph 10 above. Sufficient funds will be maintained in the form of cash and short-term investments, and segregated on an accounting basis, to satisfy such repurchase commitments.

The Federal Bankruptcy Code provides that a repurchase participant may enforce a clause requiring the liquidation of a repurchase agreement because of the insolvency or financial condition of the other party to the repurchase agreement or because of the commencement of the bankruptcy case by the other party to the repurchase agreement. The Federal Bankruptcy Code also provides that the automatic stay does not apply to the set-off by a repurchase participant of a mutual debt or claim in connection with repurchase agreements where the set-off is for a margin payment or a settlement payment. Repurchase agreements are narrowly defined by Section 101(47) of the Bankruptcy Code to mean only agreements involving the transfer of certificates of deposit, eligible banker’s agreements or securities that are direct obligations of or fully guaranteed by the United States government. Repurchase agreements not falling within this definition may not be covered by the protection of Sections 559 and 362(b)(7) of the Bankruptcy Code. It is possible that repurchase agreements not covered by those sections may be considered by a bankruptcy court to be loans by the purchaser to the seller. In such event, the purchaser might not be able to sell the obligation in the event of bankruptcy of seller without leave of the appropriate court. The purchaser would then be at risk due to a decline of the value of the obligation, and in the event of bankruptcy would face delays in the sale of the obligation and would incur legal, disposition and other expenses.

CAC will limit investments by Separate Account (B) which may not be sold and settled within three business days (or such shorter settlement period as the Commission designates for investment companies as defined under the 1940 Act) to 10 percent of the net assets of Separate Account (B).

MANAGEMENT

The Committee

The supervision of Separate Account (B) is vested by CAC in a Committee. The Committee has the following specific duties:

1.	To review periodically the portfolio of Separate Account (B) to ascertain that such portfolio is managed in the long-term interest of the participants and to take such corrective action as may be necessary.

2.	To approve, annually, agreements providing for sales, investment and administrative services.

3.	To recommend from time to time any changes deemed appropriate in the fundamental investment policies of Separate Account (B), to be submitted to the participants at their next meeting.

The Committee is also authorized to amend the By-laws of Separate Account (B), except as otherwise provided by law.

The Audit Committee selects the independent registered public accounting firm for Separate Account (B). The Audit Committee is comprised of the disinterested Committee Members (within the meaning of the Investment Company Act of 1940).

Portfolio Manager

The portfolio manager for Separate Account (B) is Marilou R. McGirr. Ms. McGirr became the portfolio manager for Separate Account (B) in 2002 after having been Separate Account (B)’s Chairman for four years. In addition, she was Separate Account (B)’s trader from 1991 to 2002 and has more than twenty years of investment experience. Since September 2003, Ms. McGirr has been Vice President and Assistant Treasurer of CAC and Casualty. As such, Ms. McGirr devotes a portion of her time and resources to Separate Account (B). Prior to Ms. McGirr’s current position with CAC and Casualty, she was Vice President of CAC and Casualty. The Statement of Additional Information, which is part of this Prospectus, provides additional information about Ms. McGirr’s compensation, other accounts that she manages and her ownership of Separate Account (B) units, if any.

Investment Advisory Agreement

Under the Investment Advisory Agreement, CAC acts as the investment adviser to Separate Account (B). In rendering its services as investment adviser, CAC is responsible to the Committee. CAC, as Separate Account (B)’s investment adviser, provides Separate Account (B) with an investment program complying with the investment objectives, policies and restrictions of Separate Account (B) (see “Description of CAC and Separate Account (B)—Investment Policies and Restrictions”). In carrying out Separate Account (B)’s investment program, CAC makes the investment decisions and is responsible for the investment and reinvestment of Separate Account (B)’s assets. CAC performs research, statistical analysis, and continuous supervision of Separate Account (B)’s investment portfolio, and also furnishes office space for Separate Account (B) and pays the salaries of the Committee Members who are employed by CAC. Under the current Investment Advisory Agreement, CAC also pays the compensation of the Committee Members not employed by CAC. If the Amended Advisory Agreement is approved by a majority of participants at the Annual Meeting, Separate Account (B) would directly pay the cost of this compensation. Neither the Investment Advisory Agreement nor the Amended Advisory Agreement require employees of CAC to devote their exclusive efforts to Separate Account (B)’s business, and it is expected that they will provide investment advisory services for CAC’s other customers and for CNA Financial and its affiliates.

As of December 31, 2006, CAC reported in its consolidated financial statements total assets of approximately $4.5 billion and equity of approximately $0.7 billion. CAC operates four other separate accounts which had total assets aggregating approximately $2.0 billion as of December 31, 2006.

UNDERWRITING

CNA Investor Services, Inc., an affiliate of CAC, located at 333 South Wabash Avenue, Chicago, Illinois 60604, acts as the underwriter for Separate Account (B). CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B). CNA Investor Services, Inc. does not act as principal underwriter for any other investment company.

DEDUCTIONS AND EXPENSES

Sales and Administrative Charges—General

CAC performs all administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B).

CAC received the following accounting and administrative fees from the participants in connection with the operations of Separate Account (B):

Sales and Administrative Fees	Amount
2006	$3,670
2005	$4,364
2004	$5,730

CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B).

CAC, in its sole discretion, may grant an experience rating credit to participants covered by a 403(b) Plan Contract based upon its profitability. Experience rating credits of 1% to 5% of Purchase Payments have been granted in certain cases where substantial individual solicitation has not been necessary.

Sales and Administrative Charges—403(b) Plans

The following is an overview of the sales and administrative charges applicable to the different types of 403(b) Plans offered by Separate Account (B):

Level Deduction Contracts.    Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC currently deducts 6% (6.38% of the net amount invested) from each Purchase Payment as received for sales expenses (CAC pays CNA investor Services, Inc., an affiliate of CAC, an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and administrative expenses. Of such 6% deduction, 5% is for sales expenses (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and 1% is for administrative expenses. These charges do not cover the expenses covered by the service fee charged under the Investment Advisory Agreement. CAC guarantees that during the first five years of a participant’s participation under the Contract no further deductions will be made to cover such expenses, but any part of the 6% aggregate charge not needed to cover such expenses, including the $5,000 annual fee CAC pays to CNA investor Services, Inc. to perform underwriting services for Separate Account (B), accrues as a profit to CAC. Following the end of the fifth year of participation under the Contract, the 1% deduction by CAC from Purchase Payments to cover administrative expenses may be increased by CAC upon prior written notice to the participant.

Graded Deduction Contracts.    Pursuant to the Administrative Service Agreement, and as provided in the Contracts, to cover sales expenses, including the $5,000 annual fee CAC pays to CNA investor Services, Inc. to perform underwriting services for Separate Account (B), CAC makes deductions from Purchase Payments as follows:

•	5% (5.26% of the net amount invested) on the first $10,000 of Purchase Payments for each participant;

•	4% (4.17% of the net amount invested) on the next $10,000 of Purchase Payments for each participant; and

•	2.5% (2.57% of the net amount invested) on all Purchase Payments for each participant in excess of $20,000.

Total Purchase Payments for each participant under both fixed and variable annuity contracts are included in determining the charge. Any part of such charge which is not needed to cover such expenses accrues as a profit to CAC.

Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC makes an administrative charge based upon its cost of administration. There is no maximum dollar limit on this charge, except that this charge (for any given year) will not exceed the previous year’s cost of administration. This charge is made on December 31st of each year against the account of each participant who is not receiving an annuity. In 2007, CAC will not assess this charge at an annual rate of more than $30 per participant. CAC will assess this charge at an annual rate of $15 per participant if the participant did not make any contributions during the year.

Neither the sales charge nor the administrative charge covers the expenses covered by the service fee charged under the Investment Advisory Agreement.

In the event Purchase Payments are made on behalf of a participant who is in the accumulation period for a partial year, the administrative charge is prorated on a monthly basis. For example, if the annual charge for a calendar year is $30 and the participant is covered under the Contract prior to the beginning of annuity payments for only eight months of that year, his administrative charge would be $20.

If no Purchase Payments are received on behalf of a participant during a calendar year, the deduction from the participant’s account for that year will be 50% of the administrative charge which would otherwise be made. For example, if the annual charge for a calendar year is $30 and the participant is in the accumulation period during the entire calendar year but no Purchase Payments are received on behalf of the participant during the year, his administrative charge would be 50% of $30 or $15.

Sales and Administrative Charges—HR-10 Plans

Pursuant to the Administrative Service Agreement, and as provided in the Contracts, each Purchase Payment received by CAC under an HR-10 Plan Contract is, after deduction of a percentage charge, credited to Separate Account (B). The charge ranges from 0 to 8.5% of Purchase Payments (0 to 9.29% of the net amount invested) comprised of 0 to 7% of Purchase Payments (0 to 7.65% of the net amount invested) to cover sales expenses (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested) to cover certain administrative expenses. This charge does not cover the expenses covered by the service fee charged under the Investment Advisory Agreement. CAC guarantees that, except for this charge and the charges described below, no further deductions will be made for sales (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and administrative expenses. While CAC intends that this charge merely covers such expenses, if any part of this charge is not needed to cover such expenses, including the $5,000 annual fee CAC pays to CNA investor Services, Inc. to perform underwriting services for Separate Account (B), such part accrues as a profit to CAC. Conversely, if such expenses exceed this charge, a loss to CAC results. The exact level of this charge will vary from Contract to Contract, depending on the volume of Purchase Payments expected, the extent of administrative services to be performed by CAC and the applicable commission expenses. The Contractholder, before entering into a Contract, and each self-employed or other person subject to the Contract, before agreeing to make Purchase Payments thereunder, will be given a separate written statement showing the percentage amount of such charge.

No increase in the percentage charge for sales (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and administrative expense, or in any charge per participant, may be made during the first five Contract years. After the first five Contract years, the portion of such charges intended to cover administrative expenses may be changed on the basis of CAC’s expenses.

Investment Advisory Charges

CAC currently makes quarterly withdrawals from Separate Account (B) as follows:

•	at an annual rate of 0.5% of the average daily net asset value of Separate Account (B) for providing investment advisory services, and

•

at an additional annual rate of 0.33% of the average daily net asset value of Separate Account (B) as a service fee for bearing certain expenses of Separate Account (B). Such expenses are different from those covered by the Administrative Service Agreement.

However, if the Amended Advisory Agreement is approved by a majority of participants at the Annual Meeting, participants would continue to pay an investment advisory fee of .50% of the average daily net asset value. However, the service fee of .33% of the average daily net asset value that Separate Account (B) pays CAC would be eliminated, because CAC would no longer pay for most of Separate Account (B)’s expenses. Instead, Separate Account (B) would directly pay the cost of most of Separate Account (B)’s expenses, which could be more or less than the annual service fee.

DESCRIPTION OF GROUP VARIABLE ANNUITY CONTRACTS

General

The Contracts provide one method of investing retirement funds in equity and other securities. The primary purpose of the Contracts is to provide lifetime payments which will tend to reflect changes in the cost of living during both the years prior to retirement and the years following retirement. CAC seeks to accomplish this objective by providing a medium for investment, generally in equity securities, accompanied by an assumption of the mortality risk. However, there can be no assurance that this objective will be attained.

The Contracts involve investment risk, including possible loss of principal. The value of the investments fluctuates continuously and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of CAC to anticipate changes in such investments necessary to meet changes in economic conditions. There can be no assurance that the value of a participant’s individual account during the years prior to retirement, or the aggregate amount of the variable annuity payments received during the years following retirement, will equal or exceed the Purchase Payments made on his behalf.

The variable annuity payments are determined on the basis of (1) the mortality table specified in the Contract, and (2) the investment performance of Separate Account (B). The dollar amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in CAC’s expenses in excess of the expense deductions provided for in the Contract. The dollar amounts of the payments will, however, reflect the investment losses or gains and investment income, and thus will vary.

The significant difference between a regular or fixed annuity and a variable annuity is that under a fixed annuity, the insurance company assumes the risk of investment gain or loss and guarantees a specified interest rate and a specified monthly annuity payment. Under a variable annuity, the participant assumes the risk of investment gain or loss in that the value of his individual account varies with the investment income and gains or losses of a specified portfolio of securities. In both cases, the insurance company assumes the mortality and expense risk under the Contract.

In assuming the mortality risk, CAC is taking the chance that the actuarial estimate of mortality rates among annuitants may prove erroneous; in assuming the expense risk, CAC is taking the chance that the expense margins deducted by CAC may not prove sufficient to cover the actual sales (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and administrative costs and contingency requirements. In either case, if an error in estimation is against CAC, CAC’s earnings will be reduced; if an error in estimation favors CAC, CAC’s earnings will be increased.

Sales of Contracts

The Contracts are offered by employees and licensed agents of CNA Investor Services, Inc., an affiliate of CAC. CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B).

Voting Rights

Participants have the right to vote at any annual meeting of participants upon the following matters:

1. To elect Members of the Committee for Separate Account (B) (see “Management—The Committee”).

2. To approve or disapprove any new or amended agreement providing for investment services.

3. To approve or disapprove any changes in the fundamental investment policies of Separate Account (B).

4. To ratify or reject the Audit Committee’s selection of independent auditors for Separate Account (B).

The Committee currently holds annual meetings of participants for these purposes. Meetings of participants are required by the 1940 Act in certain circumstances, including to approve any change in fundamental investment policies, and to approve a new or amended advisory agreement.

The number of votes which a participant who is not retired may cast is equal to the number of Accumulation Units held by such participant under the particular Contract concerned, which represent interests in Separate Account (B). The number of votes which a retired participant may cast is equal to the monetary value of the actuarial reserve maintained by CAC in Separate Account (B) for the annuity of that participant divided by the monetary value of an Accumulation Unit. As payments are made to a retired participant, the monetary value of that actuarial reserve is reduced; accordingly, the number of votes which that retired participant may cast will decrease.

The vote of a majority of the outstanding Accumulation Units of Separate Account (B) means the vote, at the annual or a special meeting of the Participants duly called, (A) of 67% or more of the outstanding Accumulation Units of Separate Account (B) present at such meeting, if the holders of more than 50% of the outstanding Accumulation Units of Separate Account (B) are present or represented by proxy; or (B) of more than 50% of the outstanding Accumulation Units of Separate Account (B), whichever is the less.

The determination of the number of votes to be cast will be made as of a date at least 60 days prior to the annual meeting of the participants. The participants will receive at least 20 days’ prior written notice of such meeting and of the number of votes to which they are entitled. A participant will be entitled to vote only if he is a participant on the foregoing record date and on the date of the meeting.

Assignment

The interest of any participant or beneficiary in or under a Contract is not subject to assignment or transfer. Transfer or surrender of such interest may be made only to CAC.

Modification or Termination of the Contract

Each Contract provides that it may be modified or amended in any respect by agreement between CAC and the Contractholder, without the consent of any participant. However, no such modification or amendment may affect retired participants in any manner, nor may any guarantees previously extended to active participants be impaired. CAC may also modify or amend any Contract, without the consent of any Contractholder or the consent of any participant, in order to conform to applicable law or to changes in the operation of Separate Account (B) which have been approved by vote of the participants or by the Committee.

A Contractholder may elect to terminate a Contract at any time by due notice to CAC. An HR-10 Plan Contractholder has an option to transfer funds to a new funding medium (for example to a fixed annuity contract). If an HR-10 Plan Contract is terminated without transfer of funds to a new funding medium or if a 403(b) Plan Contract is terminated, the rights of the participants are the same as on termination of employment or other withdrawal. When a participant begins to receive annuity payments, his rights are fixed and are not affected by any Contract termination.

Contractholder Inquiries

All inquiries by Contractholders, Employers or participants should be made in writing or by telephone to:

Continental Assurance Company

Attn: Pension Client Services—42S

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Purchase Payments and Accumulations

The minimum Purchase Payment on Contracts for 403(b) Plans is $10, which may be made at any time on behalf of any participant.

There is no minimum Purchase Payment on Contracts for HR-10 Plans. The HR-10 Plan Contracts permit a variety of payment schedules. A retirement plan for the self-employed may provide for a fixed percentage of compensation to be paid by all Employers who are participating, and additional payments to be made by them on behalf of any of their employees who may also be eligible. If the plan incorporates a provision for employee payments, these would normally be deducted regularly from their compensation during the year, and remitted directly to CAC as collected.

Allocation of Purchase Payments—HR-10 Plans

HR-10 Plans adopted by an Employer may provide for other investments in addition to the Contracts. For example, these plans may also provide for purchase of life insurance or fixed annuities. The terms of the plan adopted will set forth the method of allocation of Purchase Payments between the Contracts and other applications. There may be different allocations among the participants under a plan. Reallocation of prior Purchase Payments between the Contracts and insurance or fixed annuity contracts will be permitted prior to retirement only with the consent of CAC. If the plan so provides, a participant may upon retirement change the proportion of annuity to be paid on a fixed or variable basis.

Accumulation Period

During the period before annuity payments begin, when a Purchase Payment is received on behalf of a participant, a sales (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and administrative charge is deducted. The balance of the Purchase Payment is credited to the participant’s account in the form of Accumulation Units. The number of Accumulation Units credited for a participant is determined by dividing the amount credited to his account by the value of an Accumulation Unit next computed after receipt of the Purchase Payment at Continental Assurance Company, General Post Office, P.O. Box 26805, New York , NY 10087-6805. The credit to the participant’s account occurs concurrently with such determination.

Value of an Accumulation Unit

During the accumulation period, the value of a participant’s account varies with the performance of the investments of Separate Account (B), and there is no assurance that such value will equal or exceed Purchase Payments made on behalf of the participant.

Accumulation Units are valued as of 3:00 P.M., Central Time, on each Valuation Date.

The value of an Accumulation Unit on a Valuation Date is determined by dividing the net asset value of Separate Account (B) at the close of business on that day by the number of Accumulation Units outstanding. Receipt of investment income or realization of capital gains by Separate Account (B) will not change the number of Accumulation Units outstanding. This number ordinarily may be increased only through receipt of additional Purchase Payments, and decreased only through withdrawals. The value of an Accumulation Unit on any day not a Valuation Date will be the same as the value on the prior Valuation Date.

The net asset value of Separate Account (B) is the market value of all securities and other assets, less liabilities of Separate Account (B), including accrued investment advisory fees and other service fees. CAC determines the net asset value of Separate Account (B) by valuing:

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portfolio securities which are traded on a national securities exchange at the last sale price, or, in the absence of a sale, at the closing bid price on the exchange where the security is primarily traded;

•	other securities the prices of which are quoted in the Nasdaq National Market at the last sale price or, in the absence of a sale, at the closing bid price;

•	other over-the-counter market securities not quoted in the Nasdaq National Market on the basis of the bid price of over-the-counter market quotations, if available; and

•	all other securities and other assets at a fair value determined in good faith by CAC with the methodology approved by the Committee.

As described in more detail in the section entitled Investment Policies and Restrictions, Separate Account (B) primarily purchases equity securities (principally common stock) that are publicly issued and traded on United States exchanges. For a portion of its portfolio, it also may purchase certain fixed income securities, securities convertible into equity securities and options on securities in the portfolio. As such, Separate Account (B)’s assets are valued primarily on the basis of information furnished by a pricing service and other sources of closing market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a particular investment or are determined to be unreliable, it may be valued by other methods that CAC, under oversight by the Committee, believes accurately reflect a fair value.

The Committee reviews the methodology used for each investment that is valued on a fair value basis. The use of a fair valuation method will be used if market quotations are not readily available or are determined to be unreliable. This may be, for example, if: (i) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded or (ii) a trading halt closes an exchange or market early. An investment’s fair value may differ depending on the method used for determining value. This procedure incurs the unavoidable risk that a fair value of an investment as determined by CAC, may be higher or lower than the investment might actually command if Separate Account (B) sold it. Separate Account (B) currently does not invest in any open-end management investment companies. However, if the Revised Investment Policies are approved by a majority of participants at the Annual Meeting of Participants on May 11, 2007, Separate Account (B) would be permitted to invest in securities contracts of investment companies so long as their primary investment policies are consistent with certain fundamental investment policies of Separate Account (B). See Investment Policies and Restrictions beginning on page 18 of this prospectus and the SAI for more details.

Under current federal laws, no federal income tax is payable on income or capital gains of Separate Account (B). In the event any income taxes are imposed, they will be deducted in determining the net asset value of Separate Account (B). Deductions are also currently made by CAC for investment advisory services and other services at such prorated percentages as are equivalent to an aggregate of 0.83% per annum of the average daily net asset value of Separate Account (B), under CAC’s Investment Advisory Agreement with Separate Account (B). However, if the Amended Advisory Agreement is approved by a majority of participants at the Annual Meeting of Participants on May 11, 2007, the annual fee would change. Participants would continue to pay an annual investment advisory fee of .50% of the average net asset value of Separate Account (B). However the annual service fee of .33% of the average daily net asset value of Separate Account (B) that Separate Account (B) pays CAC would be eliminated, because CAC would no longer pay for most of Separate Account (B)’s expenses. Instead Separate Account (B) would directly pay the cost of most of Separate Account (B)’s expenses, which could be more or less than the service fee.

The value of an Accumulation Unit was established as $1.00000 ($1) on June 30, 1966, and the initial deposits were applied at that initial unit value on February 28, 1967. The value as of any later date is found as described above. The value of a participant’s account at any date can be determined by multiplying the total number of Accumulation Units credited to his account by the value of an Accumulation Unit on that date.

Withdrawals

Subject to the limitations described in “Benefits on Death or Withdrawal—HR-10 Plans”, an HR-10 Plan Contractholder may withdraw from CAC, in one lump sum on any Valuation Date, part or all of his or her interest in the Contract, except for funds held for terminated or retired participants. If you elect to make such a withdrawal, CAC will deduct a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract before your withdrawal. In general, any distribution from an HR-10 Plan made prior to age 59 1/2 (other than on account of death, disability, separation from service where the separation occurred during or after the calendar year in which the employee attains age 55, or a withdrawal which is part of a series of annual or more frequent annuity payments made after separation from service and over the participant’s life or the joint lives of the participant and his or her beneficiary, or if the withdrawal is made for certain medical expenses within the deductible limits under the Internal Revenue Code; or if it is made to an alternate payee pursuant to a QDRO or if it is made on account of an IRS levy on the plan) is subject to an additional 10% tax, under the Internal Revenue Code.

A participant may elect, by written notice to CAC, to withdraw all or a portion of his individual account, other than certain amounts attributable to a salary reduction agreement, prior to beginning annuity payments.

CAC will redeem Accumulation Units from all participants, without any charge, at the net asset value per Accumulation Unit next to be determined after receipt of a signed written request to the office of CAC. However, withdrawals prior to age 59 1/2 (except for the exceptions stated in the above paragraph) are generally subject to an additional 10% tax. Distributions from a 403(b) Plan of amounts contributed on or after January 1, 1989 pursuant to a salary reduction agreement and of earnings on those contributions (and amounts earned on or after January 1, 1989 on salary reduction contributions made before January 1, 1989) may be made only upon the attainment of age 59 1/2, separation from service, death, disability or hardship. Hardship distributions are limited to amounts contributed pursuant to a salary reduction agreement, excluding earnings on those amounts. Payment for Accumulation Units redeemed will be made by CAC within seven days after receipt of a written redemption request by CAC at the address set forth above under “Description of Group Variable Annuity Contracts—Contractholder Inquiries”. Payments upon redemption may be more or less than the original costs of the Accumulation Units. For a discussion of federal income tax consequences of the receipt of such lump sum payments, see “Federal Taxes—Federal Tax Treatment of Participants”.

Policy Regarding Disruptive Trading and Market Timing

Separate Account (B) is not designed for frequent trading or market timing activity. Separate Account (B) does not knowingly accommodate frequent purchases and redemptions of units by investors (other than as described below). If you intend to trade frequently and/or use market timing investment strategies, you should not purchase units in Separate Account (B).

The Committee has adopted policies and procedures in an effort to prevent disruptive trading and market timing.

Although Separate Account (B) does not have any sub-accounts, Separate Account (B) has certain participants who may have the ability, prior to beginning annuity payments, to transfer funds to and from a fixed income option if their group annuity contract permits it. Some of the 403(b) Plan Contracts and HR-10 Plan Contracts that we offer provide that any such transfer will be made without charge. Others provide that CAC may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. Therefore, CAC has adopted policies and procedures to help it identify and prevent abusive trading practices. In addition, CAC monitors trading activity to identify and take action against abuses. While CAC’s policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that it will identify and prevent abusive trading in all instances. CAC’s ability to detect abusive trading may be limited by operational or technological systems, as well as by its ability to predict strategies employed by market timers to avoid detection. As a result, despite CAC’s efforts, there is no assurance that it will be able to identify and curtail all abusive trading by such participants or intermediaries acting on their behalf. If and when CAC does identify abusive trading, it will apply its policies and procedures in a fair and uniform manner to stop such abusive trading.

Separate Account (B) considers frequent trading and market timing activities to be abusive trading practices because they have the potential to:

1) disrupt the management of Separate Account (B) by:

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forcing Separate Account (B) to hold a larger amount of short-term (liquid) assets rather than using those assets for investing for long term growth, which may result in lost investment opportunities for Separate Account (B); and

•	causing unplanned portfolio turnover (for example, if the Portfolio Manager is forced to liquidate investments prematurely to pay withdrawals or transfers);

2) hurt the portfolio performance of Separate Account (B), because the Portfolio Manager may be forced to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying portfolio; and

3) dilute the interests of long-term investors of Separate Account (B) if market timers manage to transfer into the underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments.

ANNUITIES

Electing the Retirement Date and Form of Annuity—403(b) Plans

A participant selects, in accordance with the Contract, a retirement date and annuity option. CAC does not place any restrictions on a participant’s selection of retirement date. CAC currently charges a $250 fee for the purchase of a fixed rate annuity. CAC reserves the right to change this charge at any time. Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at anytime without charge. Subsequent changes in either the retirement date or annuity option can be made up to 30 days prior to the date annuity payments are to begin. Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1/2 or, if later and the participant was not a sole proprietor or Five Percent Owner with respect to the year in which he or she reached age 70 1/2, by April 1 of the year following the year in which the participant retires (a different rule may apply with respect to distributions made in plan years beginning before January 1, 1997—consult your tax advisor). The 403(b) Plan Contracts provide for the various annuity forms described below. Level deduction Contract participants have three annuity forms; graded deduction Contract participants have four. There is an additional annuity form, which is not one of the four options described below, which is applicable only to plans providing for a qualified joint and survivor annuity as defined in ERISA. That annuity form is described following the descriptions of the four options. The annuity payments may be either fixed or variable at the option of the participant.

Annuity Options—403(b) Plans

The following annuity options are available under 403(b) Plans offered by Separate Account (B):

•	Option 1—Life Without Refund. Monthly payments for the life of the participant only.

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Option 2—Life Ten Years Certain. Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments may, at the option of the beneficiary designated by the participant, be discounted and paid in a single sum, or be continued during the remainder of said period to the beneficiary. If the beneficiary dies while receiving annuity payments, the value on the date of death of the remaining number of annuity payments will be paid in a lump sum to the estate of the beneficiary. This option is considered by CAC to be the “normal form”. Unless the Plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA, this option will be applied automatically if no other option is elected.

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Option 3—Joint and Survivor. Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant’s death to his spouse, for the balance of his spouse’s life.

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Option 4—Life Five Years Certain. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but extending only five years from the commencement of payments. This option may only be selected by participants under the graded deduction Contract.

Ordinarily, no option may be elected if the first payment under such option would be less than $25. If the amount of such first payment would be less than $25, it will be paid in a lump sum.

No option may be elected which has a period certain longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant’s contingent annuitant, calculated, based on such persons’ attained ages in the year in which payments are required to begin, using the mortality table provided for such purpose by the Secretary of the Treasury. Further, with respect to benefits accrued after December 31, 1986, the distribution cannot exceed a maximum period of years determined under tables provided by the Secretary of the Treasury, and additional rules apply in determining the minimum amount which must be distributed each year.

If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA as the automatic form of payment, then unless the participant waives such form and his spouse consents, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant’s surviving spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, and which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant. Any participant who affirmatively waives the automatic annuity form with the consent of his spouse may select any of the options described above if he is covered by a graded deduction Contract or any of Options 1, 2 or 3 if he is covered by a level deduction Contract.

If Option 1 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 3 is elected, subsequent to the death of the last to die of the participant and the participant’s spouse no payments are made to any person.

Other options are available with the consent of CAC. Information on such options will be furnished upon written request to CAC.

Retirement of Participant—HR-10 Plans

Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1/2, or, if later and participant was not a sole proprietor or 5% Owner with respect to the year in which he or she reached age 70 1/2, by April 1 of the year following the year in which the participant retires (a different rule may apply with respect to distributions made in plan years beginning before January 1, 1997. Consult your tax advisor).

The HR-10 Plan Contract is flexible in allowing retirement on the first day of any month as elected by the participant and specified in the plan. The only requirements are that the initial monthly annuity payment must be at least equal to a minimum amount established by CAC from time to time, and that the participant must submit certain information to establish proof of his date of birth. If the annuity would be less than the minimum, it may be paid as a fixed-value income, or in a lump sum.

Annuity Options—HR-10 Plans

The form of annuity payable to retired participants of a particular organization depends on the terms and provisions of the plan adopted by that organization. Annuity options normally available under the Contract, if the plan so provides, will include the following listed below, provided that the option selected must produce an initial monthly annuity payment in the amount of at least $25. CAC currently charges $250 for the purchase of a fixed rate annuity. CAC reserves the right to change this charge. Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the HR-10 Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

The following annuity options are available under HR-10 Plans offered by Separate Account (B):

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Option 1—Life Ten Years Certain.    Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments will be discounted at the reserve interest rate, and paid to the beneficiary in a single sum. This option is considered by CAC to be the “normal form.” Unless the plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA, this option will be applied automatically if no other option is elected.

•	Option 2—Life Five Years Certain. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but only extending for five years from retirement.

•	Option 3—Life Without Refund. Monthly payments for the life of the participant only.

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Option 4—Joint and Survivor.    Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant’s death to his spouse, for the balance of his spouse’s life.

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Option 5—Fixed Installments.    Level monthly payments of a stipulated dollar amount, payable until the sum applied is exhausted. The period for which payments are made will vary depending upon the investment results of the Account.

•	Option 6—Fixed Period. Variable monthly payments payable over a predesignated period of years, from one to twenty.

In the case of options with a fixed period, the beneficiary may, in lieu of a lump sum settlement, elect to have the remaining installments continued on a monthly basis. This election is available only if the beneficiary is a natural person.

No option may be elected which has a certain period longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant’s beneficiary calculated based on such persons’ attained ages in the years in which payments are required to begin, using the mortality table prescribed for such purpose by the Secretary of the Treasury. Additional special rules apply in determining the minimum amount which is required to be distributed each year. Life expectancies of the participant and the participant’s spouse will be redetermined annually unless the plan provides otherwise.

If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA then, unless the participant waives such automatic form of payment with the consent of the participant’s spouse, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant’s spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, with respect to a defined benefit plan, which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant and, with respect to a defined contribution plan, is the annuity which can be purchased with the participant’s individual account balance. Any participant who affirmatively waives the automatic annuity form with the consent of his spouse may select any of the options described above.

If Option 3 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 4 is elected, subsequent to the death of the last to die of the participant and the participant’s spouse no payments are made to any person.

ANNUITY PAYMENTS

Determination of Amount of the First Monthly Variable Annuity Payment

As of the date annuity payments are to begin, the value of a participant’s account is computed by multiplying the value of an Accumulation Unit on the fifteenth day of the preceding calendar month (or the next Valuation Date if the 15th does not fall on a Valuation Date) by the number of Accumulation Units credited to the participant’s account, and subtracting from the resulting figure any premium tax that is applicable under state law to the purchase of the participant’s annuity. Such premium taxes range from 0 to 3%. Regardless of the date on which premium taxes are deducted from the accounts of participants, such taxes are remitted by CAC to applicable state taxing authorities once per calendar year. Certain states provide for credits against premium tax liabilities based upon CAC’s ownership of properties or investments located therein (none of which are assets of Separate Account (B)). In the event that CAC is able to avail itself of such credits, the resulting saving is not passed on to participants from whose accounts premium taxes have been deducted.

Each Contract contains tables setting forth the dollar amount of the first monthly annuity payment which can be purchased by each $1,000. These tables vary according to the type of Contract, the form of annuity selected by the participant and age on the nearest birthday of the participant. The tables are based on unisex annuity tables and with interest at the assumed investment rate of 3 1/2%. Participants under the graded deduction Contract—403(b) Plan may also elect an optional rate of 3%, 4%, 4 1/2% or 5%. In general, if you choose a longer payment period or decide to receive more frequent payments, then the amount of each payment will be lower than if you had chosen a shorter payment period or had elected to receive payments less frequently. The first monthly annuity payment for a particular annuity form may be found by dividing the value of the participant’s individual account by $1,000 and multiplying this number by the annuity rate from the applicable table.

Determination of the Value of an Annuity Unit and Amount of Second and Subsequent Monthly Variable Annuity Payments

The dollar amount of the first monthly variable annuity payment, determined as above, is divided by the monetary value of an Annuity Unit as of the date of retirement to fix the number of Annuity Units represented by the annuity benefit. The number of Annuity Units, so determined, remains fixed thereafter throughout the payment period. The dollar amount of the second monthly variable annuity payment, due as of the first day of the month following retirement, is determined by multiplying the fixed number of Annuity Units by the monetary value of an Annuity Unit as of the due date of the second payment. This same procedure is then followed to determine the monetary value of each succeeding monthly variable annuity payment.

On each Valuation Date, a net investment factor is determined from the investment performance of the assets of Separate Account (B) during the period since the last Valuation Date. Such factor is equal to the value of an Accumulation Unit at the end of the period, divided by the value on the preceding Valuation Date, carried to the nearest one hundred thousandth. The net investment factor is determined after the deduction for any taxes and for investment advisory fees and services as described above.

The value of an Annuity Unit was established at $1.00000 ($1) on June 30, 1966. The monetary value of an Annuity Unit is redetermined for the entire month as of the first day of each calendar month by multiplying the value of an Annuity Unit on the first day of the preceding month by the ratio of the Accumulation Unit value for the 15th day of the preceding month to the Accumulation Unit value for the 15th day of the second preceding month, and dividing the result by a monthly interest factor equivalent to the assumed net investment rate (or the next Valuation Date if the 15th does not fall on a Valuation Date).

The dollar amount of each monthly payment under a variable annuity will fluctuate with the changing value of an Annuity Unit. The Annuity Unit value will go up or down each month, depending on whether the actual effective investment return for that month is at an annual rate which is greater than or less than the assumed investment rate.

Assumed Investment Rate

Under the 403(b) Plan graded deduction Contract, the participant has the option to choose an assumed investment rate of 3%, 3 1/2%, 4%, 4 1/2% or 5%. This option must be selected at least 30 days prior to the date annuity payments are to begin. If an assumed investment rate is not selected, then a 3 1/2% rate will be applied. CAC, in special cases, may stipulate variable annuity premiums and reserves on assumed investment rates other than 3 1/2% for HR-10 Plan Contracts. Each special Contract of this character would have different monetary values for Annuity Units.

A higher assumed investment rate will tend to result in a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments when Accumulation Unit values are declining). A lower assumed investment rate would have the opposite effect. If the actual net investment rate is equal to the assumed investment rate, the annuity payments will be level. The assumed investment rate is an actuarial technique rather than a guarantee of a rate of return, and no assurances can be given that the actual net investment rate will equal or exceed the assumed investment rate. Subject to spousal consent as described in sub-paragraph (a) above if required under the plan.

BENEFITS ON DEATH OR WITHDRAWAL

403(b) Plans

Upon termination of Purchase Payments on his behalf, a participant or his designated beneficiary (if an individual person or persons) under a 403(b) Plan will have the following options, subject to the conditions in the Contract, subject to the requirement of the participant’s spouse, if any, must consent in writing to the distribution if required under the plan.

•

The participant may elect to have his individual account applied to provide annuity payments beginning immediately under the selected annuity option, subject to the requirement that the participant’s spouse, if any, must consent in writing to the distribution if required under the Plan.

•

The participant may surrender his individual account and receive the value of the account subject to spouse consent as discussed in subparagraph (a) above if required under the Plan. The value of the account will be computed from the value of an Accumulation Unit next to be determined after a written request for surrender is received at Continental Assurance Company, Attn: Pension Client Services-42S, 333 South Wabash Avenue, Chicago, Illinois 60604. Payment will be made within seven days thereafter, without termination charge. Payments upon redemption may be more or less than the original cost of the Accumulation Units.

•

The participant may leave his individual account in force under the Contract until his required beginning date (generally the April 1 following the later of the year in which he reaches age 70 1/2 or, if he is not a Five Percent Owner with respect to the year he or she reaches age 70 1/2, the year in which he retires) and the account will continue to participate in the investment results of Separate Account (B). At his required beginning date, the participant must take an annuity or surrender his account and receive its value.

•	If the individual participant moves to another employer which has a similar group annuity contract in force with CAC, his individual account may be transferred to the other group annuity contract.

Federal income taxes may be withheld from the taxable portion of any amount distributed.

On the death of a participant prior to retirement, the value of his individual account will accumulate and be paid to his beneficiary or his estate in a single sum when requested by his beneficiary or estate (subject to the time limitation set forth in this paragraph); or, if the beneficiary is the participant’s surviving spouse, it may be left in Separate Account (B) until the date the participant would have attained age 70 1/2; or it may be applied under one of the annuity options under the Contract to provide a lifetime annuity on a variable basis, providing the initial monthly annuity payment is at least $25 in amount. The participant’s entire interest must, however, be distributed by the end of the year that contains the fifth anniversary of his death unless the beneficiary is his spouse or if the beneficiary takes the benefit in the form of a lifetime annuity that begins by the end of the year that contains the first anniversary of the participant’s death. In general, all death benefits are taxable as ordinary income when received by the designated beneficiary or by the estate; however, the participant’s spouse may be eligible to elect to defer taxation on such death benefit to the extent the spouse directs a rollover to an individual retirement plan or makes a “tax-free” rollover contribution of such death benefit (including the amount of taxes withheld on such benefit) within sixty days after receipt thereof to an individual retirement plan.

HR-10 Plans

Under all plans except certain profit sharing plans, death benefits in the form of a survivor annuity will generally be paid to the surviving spouse of a vested or partially vested participant if the participant was married for at least one year as of the date of his death (or less if the HR-10 Plan so provides), unless the participant waives such a spousal annuity and his spouse consents. The monthly amount of the spousal annuity will be the amount the surviving spouse would have received under a qualified joint and survivor annuity as defined in ERISA if the participant had retired on the day before his death (or, in the case of a participant who dies before he became eligible to retire, the amount the surviving spouse would have received under such an annuity if the participant had survived to the earliest retirement age under the plan, retired, and died the day after such retirement). Under certain defined contribution plans, the monthly amount of the spousal annuity is the amount that would be provided under an annuity purchased with 50% of the participant’s individual account under the Contract. Under certain profit sharing plans, the surviving spouse to whom a participant was married for at least one year on the date of his death (or less if the HR-10 Plan so provides) will receive the entire value of the participant’s individual account under the Contract unless the surviving spouse consents to another named beneficiary.

For participants who are unmarried or who were married less than a year (or other applicable period under the HR-10 Plan) when they died, and for other participants whose spouses consent to an alternative form of distribution or to another named beneficiary, in the event of the death of a participant prior to retirement, the beneficiary currently designated by the participant will be entitled to the entire value of his individual account under the Contract. The monetary value of his account will be determined at the Valuation Date next following the date the notice of death is received at the principal office of CAC, Continental Assurance Company, Attn: Pension Client Services-42S, 333 South Wabash Avenue, Chicago, Illinois 60604. Payments upon death or withdrawal may be more or less than the total of the original purchase payments.

If permitted by the plan, the beneficiary may elect to have the value applied to provide a variable income to the beneficiary under rates set forth in the Contract.

On the withdrawal of a participant from the plan prior to retirement due to a termination of employment or to a termination of the plan itself, the following options are available:

(a)	A participant may, regardless of age, have his individual account applied to provide a variable annuity option under the Contract, subject to the minimums set forth therein and to the requirement that the participant’s spouse, if any, must consent in writing to the distribution.

(b)	A participant may, regardless of age, surrender his individual account and receive the value of the account computed as of the Valuation Date next after the date the request for surrender is received by CAC, subject to spousal consent as described in subparagraph (a) above if required under the Plan.

(c)	A participant may, if his interest in Separate Account (B) on the date of withdrawal is at least $2,000, allow his individual account to remain in force under the Contract, and his individual account will continue to participate in the investment results of Separate Account (B).

On subsequent retirement, such participant may, regardless of age, begin to receive annuity payments under the option selected. At any time in the interim, such participant may instead surrender his individual account in accordance with (b) above.

In lieu of the above options, and if permitted under the plan, any participant may elect to have his individual account transferred to a fixed annuity contract, whereupon options similar to those above will apply. There may be a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal before withdrawal with respect to a lump sum withdrawal of part or all of the interest of a Contractholder in a Contract.

FEDERAL TAXES

Federal Tax Treatment of Participants

403(b) Plans.    Amounts representing contractually permitted Purchase Payments under 403(b) Plans made on behalf of participants are not recognizable as taxable income to participants at the time they are made. However, Purchase Payments made pursuant to salary reduction agreements will be subject to Social Security (“FICA”) taxes and Federal Unemployment Compensation (“FUTA”) taxes. Increases in the value of a participant’s individual account are not taxable to the participant until payments are received by him. Any Purchase Payments in excess of applicable limitations under the Internal Revenue Code are includable in income for the year in which they are made.

All annuity payments received after retirement will be based on realized and unrealized capital gains as well as amounts representing Purchase Payments on behalf of a participant and the participant’s pro rata share of investment income. All such annuity payments will be taxed under Section 72 of the Internal Revenue Code as ordinary income in the year of receipt to the extent that they exceed the participant’s Investment in the Contract. The Investment in the Contract is the amount of Purchase Payments made by or on behalf of such participant which are a part of his or her taxable income in the year in which such payments are made; i.e., those which are not deductible. In general, the participant’s Investment in the Contract is divided by the expected number of payments to be made under the Contract determined in accordance with the simplified method set forth in IRS Notice 98-2. The amount so computed constitutes the Excludable Amount, which is the amount of each annuity payment considered a return of capital in each year and therefore not taxable. The participant may not recover tax-free more than his Investment in the Contract. Thus, if a participant’s payments continue to be made longer than expected, all amounts received are taxable after the Investment in the Contract is recovered. Similarly, if a participant dies before recovering his Investment in the Contract, his estate is entitled to a deduction in the participant’s last taxable year for the unrecovered amount.

The rules for determining the Excludable Amount are contained in Section 72 of the Internal Revenue Code, and require adjustment for payments required under the Contract to be made, regardless of the participant’s death, for a term of years, and in the case of a joint and survivor annuity payable to a named beneficiary following the death of the participant.

Should the participant elect to receive his termination value in a lump sum in lieu of annuity payments, the amount received in excess of his Investment in the Contract will be taxed as ordinary income in the year received. If any portion of the balance to the credit of a participant is payable to the participant in an Eligible Rollover Distribution, the participant or his surviving spouse will defer taxation to the extent he or she (1) has such distribution paid directly to an individual retirement plan, another tax- sheltered annuity or Section 401(a) plans or governmental Section 457(b) plans that accept rollovers from 403(b) plans or (2) makes a “tax-free” rollover contribution equal to the amount of such distribution received plus the amount of taxes withheld on such distribution within sixty days after receipt of the distribution to an individual retirement plan, another tax sheltered annuity or Section 401(a) plans or governmental Section 457(b) plans that accept rollovers from 403(b) plans. (A direct rollover may not be permitted if the amount of the distribution is less than $200). All taxable distributions are generally Eligible Rollover Distributions except annuities paid over life or life expectancy, installments for a period of ten years or more, required minimum distributions under Section 401(a)(9) of the Internal Revenue Code, hardship distributions, and distributions attributable to after-tax contributions.

Limits on Contributions.    The maximum deduction for Employer contributions made to a qualified defined contribution plan is limited to 25% of compensation. The Employer is required to pay a 10% excise tax on nondeductible contributions, subject to certain limitations. This excise tax does not apply to tax-exempt Employers except with respect to unrelated business income tax. However, in general, the sum of Purchase Payments by the Employer, forfeitures of other plan participants, salary reduction contributions or elective deferrals, if any, and an employee’s voluntary nondeductible contributions may not exceed the lesser of 100% of compensation or $41,000 for any year. Prior to 2002, contributions to 403(b) plans were subject to an “exclusion allowance” imposed by Section 403(b) of the Internal Revenue Code. Generally, the exclusion allowance limited the amount that could be excluded from a participant’s income each year to 20% of the participant’s compensation multiplied by the Participant’s years of service with the employer, minus amounts previously contributed by or on behalf of the Participant under the 403(b) plan and other employer—sponsored retirement plans, to the extent excluded from the Participant’s income.

For 403(b) Plans, the annual limit on salary reduction contributions is $13,000. These contributions are subject to certain non-discrimination rules. A 403(b) Plan also may permit certain participants to make additional catch-up contributions in excess of the annual elective deferral limit (which additional contributions generally are not subject to non-discrimination rules).

HR-10 Plans.    For a self-employed individual, compensation may generally be defined as earned income, determined after the plan contribution. Only the first $205,000 of a person’s compensation ($305,000 for certain participants in plans maintained by state or local governments that are amended to reflect the compensation limitation applicable to all other participants) may be taken into account. Plans may specify that Purchase Payments be made at a rate less than 25%, and profit sharing plans may provide for the rate of contribution to be established (as described below) each year. If the plan is a top heavy plan (as described below), generally an annual purchase payment of 3% of compensation must be made for all non-key employees.

For HR-10 Plans, nondeductible voluntary Purchase Payments are permitted to be made by participants if the plan so provides, but only where such privilege is extended to all participants. Nondeductible voluntary Purchase Payments may be made, but are subject to certain nondiscrimination requirements and plan limits which vary from plan to plan. Additionally, elective deferrals may be made, if permitted by the plan, in an annual amount of up to $13,000.

The maximum deduction for Purchase Payments to a defined benefit plan is determined annually by an actuary, subject to minimum funding standards established by the Internal Revenue Code. Generally, no Purchase Payments may be made to fund a normal retirement benefit in excess of 100% of compensation or, if less, $165,000 per year for an individual beginning at his Social Security retirement age. If it is a top heavy defined benefit plan, certain minimum benefits must be provided for non-key employees. The $165,000 per year limit is prorated if the individual has less than ten years of participation in the plan and is reduced actuarially if benefits begin before Social Security retirement age.

Special rules apply to all plans (corporate or self-employed) which primarily benefit the Employer’s key employees (“top heavy plans”). A plan is a top heavy plan (1) if it is a defined contribution plan and the value of the aggregate accounts of key employees is more than 60 percent of all the value of the aggregate accounts under the plan for all employees, or (2) if it is a defined benefit plan and the present value of the cumulative accrued benefits under the plan for key employees is more than 60 percent of the present value of the cumulative accrued benefits under the plan for all employees. All plans of an Employer in which a key employee is a participant and all plans required to be aggregated to satisfy the qualification requirements of Section 401(a) of the Internal Revenue Code must be aggregated in determining whether a plan is top heavy. If the aggregation group, taken as a whole, is top heavy, then each plan in the group is a top heavy plan. Any other tax qualified plans of the Employer that meet certain rules may, but need not be, so aggregated. In general, an employee is considered a key employee if he is (or was in any of the 4 preceding years) (1) an officer of the Employer with annual compensation of more than $130,000, (2) one of the 10 employees with annual compensation of more than $40,000 who owns the largest interests in the Employer, (3) a 5% owner, or (4) an owner of 1 percent or more of the stock, profits or capital of the Employer which owner has annual compensation of more than $150,000.

For limitation years beginning prior to January 1, 2000, if an Employer maintained a defined contribution plan and a defined benefit plan, there were aggregate limitations on the benefits and contributions that could be provided under the combination of plans. The limitations are more restrictive for top heavy plans and are most restrictive for super top heavy plans (that is, defined contribution plans where more than 90% of aggregate account balances are for key employees and defined benefit plans where more than 90% of the cumulative accrued benefits are for key employees).

Distributions—HR-10 Plans.    Similar treatment is accorded to self-employed individuals and common-law employees with respect to distributions from a plan. A distribution is taxable except to the extent it consists of employee non-deductible contributions, which are received tax-free. (Distributions are deemed to consist proportionally of tax-free and taxable amounts, unless CAC has a separate record of amounts attributable to pre-1987 non-deductible employee contributions, in which case those amounts are deemed distributed first. For participants who were age 50 by January 1, 1986, an election may be made to preserve the federal income tax treatment of lump sum distributions in effect prior to 1987, i.e., ten-year forward income averaging (using 1986 tax rates) and any portion of the distribution attributable to pre-1974 participation is taxable as long term capital gain at a 20% rate. Generally, a lump sum distribution is a distribution in a single taxable year after attainment of age 59 1/2, or on account of death, or because of disability of a self-employed individual or separation of a common-law employee from the service of the Employer. If any portion of the balance to the credit of a participant is payable to the participant in an Eligible Rollover Distribution, a participant or his or her surviving spouse may be eligible to defer taxation on such distribution to the extent he or she (1) has such distribution paid directly to an individual retirement plan or another qualified plan which accepts such rollovers or (2) makes a “tax-free” rollover contribution equal to the amount of such distribution received plus the amount of taxes withheld on such distribution within sixty days after receipt of such distribution to an individual retirement arrangement or to another qualified plan. A direct rollover may not be permitted if the amount of the distribution is less than $200. All taxable distributions are generally Eligible Rollover Distributions except annuities paid over life or life expectancy, installments for a period of ten years or more, required minimum distributions under Section 401(a)(9) of the Internal Revenue Code, certain hardship distributions from a 401(k) plan, and distributions attributable to after-tax contributions.

Distributions—403(b) and HR-10 Plans.    Distributions made to any participant in an HR-10 Plan or 403(b) Plan prior to attainment of age 59 1/2 (unless the distribution is made on account of death, disability, separation from service where the separation occurred during or after the calendar year in which the participant attains age 55, certain medical expenses within the deductible limits of the Internal Revenue Code, or as part of a series of annual or more frequent annuity payments made after separation from service and at least over the participant’s life, or if the distribution is made to an alternate payee pursuant to a QDRO or if it is made on account of an IRS levy on the plan) will generally be subject to a 10% tax in addition to the otherwise applicable federal income tax. There is also a 50% excise tax on the amount by which a distribution is less than the required minimum distribution.

The withholding of federal income taxes depends upon whether a distribution is an Eligible Rollover Distribution. There is mandatory income tax withholding of 20% of the amount of any Eligible Rollover Distribution that is not paid in a direct rollover to another qualifying plan; if such distribution is paid in a direct rollover to another qualifying plan, there is no income tax withholding obligation. Federal income taxes will be withheld from the taxable portion of any distribution that is not an Eligible Rollover Distribution, unless the participants elects not to have amounts withheld. Additional withholding will not be made for the 10% additional tax on premature distributions; however the recipient may be responsible for paying estimated taxes.

Federal Tax Status of Separate Account (B)

Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments.

Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by him. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

Employee Retirement Income Security Act

ERISA contains many provisions which may apply to certain annuity plans described under Sections 403(b) and 401 of the Internal Revenue Code, including those offered hereunder. Employers and Contractholders may be subject to many requirements and duties, including reporting and disclosure requirements, requirements regarding the form and timing of benefit payments, fiduciary responsibilities (including investment responsibilities) and prohibitions on certain transactions involving or affecting the assets of the plan. Failure to comply with ERISA may result in exposure of the Contractholder or Employer to civil and criminal sanctions.

Certain modifications in the Contracts described in this prospectus may be required from time to time by ERISA or other laws. Such modifications may be made by CAC in accordance with provisions in the Contracts which permit CAC to amend the Contracts to conform to applicable law. Contractholders and, in the case of HR-10 Plans, Employers will be informed of any such modifications.

As set forth in this prospectus, the HR-10 Plan Contracts described herein are offered solely in connection with certain retirement plans which are qualified under Section 401 of the Internal Revenue Code. These plans include not only individually designed plans of various employers or associations of employers but also certain plans which are generally described as master or prototype plans. In general, master or prototype plans are plans sponsored by an organization such as an insurance company or trade association. The sponsoring organization obtains a master or prototype plan opinion letter from the Internal Revenue Service which indicates that the form of the plan meets the requirements of Section 401 of the Internal Revenue Code. Once the sponsoring organization has obtained a master or prototype plan opinion letter, Employers may, in certain cases, adopt the master or prototype plan form as their own tax-qualified plan with the benefit of a prior Internal Revenue Service approval of the master or prototype plan form. Prototype plans sponsored by CAC have been adopted by some Employers.

This prospectus does not furnish detailed information concerning the requirements of ERISA or the Internal Revenue Code, and those requirements may vary depending upon the particular circumstances regarding each Employer and each Contractholder. Also, the foregoing descriptions under “Federal Tax Treatment of Participants” apply under federal income tax laws in effect on             , 2007, and the federal tax treatment of Participants may change. It is therefore recommended that Employers, Contractholders and potential Purchasers consult with counsel or other competent advisers regarding the impact of ERISA and the Internal Revenue Code.

LEGAL MATTERS

Separate Account (B) is not involved in any pending legal proceedings. CAC is involved in litigation arising in the ordinary course of its business. Because of the nature of litigation, it is not possible to predict the outcome of these actions; however, in the opinion of the management of CAC, such litigation will not materially adversely affect the business or financial position of CAC or Separate Account (B) or the ability of CAC to perform its obligations under the Investment Advisory Agreement.

Legal matters in connection with the offering made hereby have been passed upon by Lynne Gugenheim, Senior Vice President and Deputy General Counsel of CAC.

REPORTS TO PARTICIPANTS

Semi-annually, CAC will provide a financial report to each participant covering the most recent six months or calendar year, as applicable. These reports will include general information on Separate Account (B), including a schedule of its investments in securities as of the close of the applicable period. Also provided will be a statement of the participants’ equity in Separate Account (B), showing the changes therein for the period reported on Reports issued as of the close of a calendar year will contain financial statements which have been audited by Separate Account (B)’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The following financial statements of Separate Account (B), the notes thereto and the Independent Registered Public Accounting Firm’s Report with respect thereto are incorporated into the SAI by this reference from Separate Account (B)’s 2006 Annual Report to Participants: Statement of Operations; Statement of Assets and Liabilities; Statement of Changes in Participants’ Equity; and Schedule of Investments. Copies of the 2006 Annual Report to Participants may be obtained, at no charge, by contacting in writing or by telephone:

Continental Assurance Company

Attn: Pension Client Services—42S

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Website: www.cna.com/sab/

Internet e-mail: sab@cna.com

In addition, the SEC maintains a web site (http://www.sec.gov) that contains the 2006 Annual Report to Participants and other information about Separate Account (B).

Financial statements of CAC, the notes thereto and the Independent Auditors’ Report with respect thereto are set forth in the SAI. Such financial statements are included therein solely for the purpose of informing investors as to the financial position and operations of CAC and are not financial statements of Separate Account (B).

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY

We have capitalized some of the terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Unit:    an accounting unit used to measure the value of a Participant’s account before annuity payments begin. The term “equity unit”, which is used in some outstanding Contracts, is synonymous with “accumulation unit”.

Administrative Service Agreement:    an agreement between CAC and Separate Account (B) under which CAC provides certain administrative services for Separate Account (B).

Amended Advisory Agreement:    an agreement between CAC and Separate Account (B) under which CAC acts as the investment adviser to Separate Account (B) which has been submitted for the approval of the participants at the Annual Meeting of Participants on May 11, 2007.

Annuitant:    the person on whose life annuity payments are based.

Annuity:    a series of payments for life; with either a minimum number of payments or a determinable sum guaranteed; or for the joint lifetime of the person receiving payments and another person and thereafter during the lifetime of the survivor.

Annuity Unit:    an accounting unit used to calculate the amount of annuity payments.

CAC:    Continental Assurance Company.

Casualty:    Continental Casualty Company.

CNA Financial:    CNA Financial Corporation.

Committee:    a five-member board in which the supervision of Separate Account (B) is vested.

Contract:    a group variable annuity contract described by this prospectus.

Contractholder:    the entity to which the Contract is issued, usually the employer for 403(b) Plans, and either (a) the Trustee of a trust for the benefit of self-employed individuals and their employees, or (b) an association of self-employed individuals for HR-10 Plans. References in this prospectus to “you” or “your” refer to Contractholders.

Eligible Rollover Distribution:    distribution as described in Section 402(c)(2) and Section 402(c)(4) of the Internal Revenue Code from a 403(b) Plan or a HR-10 Plan.

Employer:    as used in HR-10 Plan Contracts, a sole proprietor or a partnership which has adopted or joined, or which proposes to adopt or join, a plan, master plan, or master plan and trust which includes participants who are self-employed persons and which qualifies under Section 401 of the Internal Revenue Code.

ERISA:    the Employee Retirement Income Security Act of 1974, as amended.

Excludable Amount:    as used in HR-10 Plan Contracts, an amount excludable from gross income under the provisions of the Internal Revenue Code.

Five Percent Owner or 5% Owner:    a person who owns or has owned (or is considered as owning or as having owned through the application of certain attribution rules) (a) more than 5% of the outstanding stock of an Employer which is a corporation or stock possessing more than 5% of the total combined voting power of such corporation, or (b) if the Employer is not a corporation, more than 5% of the capital or more than a 5% interest in the profits of the Employer.

Fixed Annuity:    an annuity providing for payments which remain fixed throughout the payment period and which do not vary with the investment experience of Separate Account (B).

403(b) Plan:    a plan that provides for deferred income tax treatment for annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code.

HR-10 Plan:    a plan offered for use by certain self-employed individuals and their employees which qualifies under Section 401 of the Internal Revenue Code.

Internal Revenue Code:    the Internal Revenue Code of 1986, as amended.

Investment Advisory Agreement:    an agreement between CAC and Separate Account (B) under which CAC acts as the investment adviser to Separate Account (B).

Investment in the Contract:    as used in HR-10 Plan Contracts, the investment in the Contract, as defined in Section 72 of the Internal Revenue Code.

Net Purchase Payment:    the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less the deduction for sales and administrative charges.

1940 Act:    the Investment Company Act of 1940, as amended.

participant:    a person who has an interest in Separate Account (B) because such person makes Purchase Payments or they are made for such person.

Purchase Payments:    amounts paid to CAC by or for a Participant.

Revised Investment Policies:    the fundamental investment policies of Separate Account (B) which are proposed for revision at the Annual Meeting of Participants on May 11, 2007.

SAI:    the Statement of Additional Information which is incorporated by reference into this filing and contains additional information about Separate Account (B) and CAC.

SEC:    Securities and Exchange Commission.

Separate Account (B):    Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC in an account which does not contain the investment experience of other assets or liabilities of CAC.

TCC:    The Continental Corporation.

Valuation Date:    each day on which the New York Stock Exchange and CAC are open for business, and on each other day in which CAC is open for business and there is a sufficient degree of trading in the portfolio securities of Separate Account (B) that the current net asset value of Accumulation Units might be materially affected by changes in the value of such securities, with each day of valuation being referred to as a Valuation Date. CAC is scheduled to be closed for business on the following business days: 5/28/07, 7/3/07, 7/4/07, 9/3/07, 11/21/07, 11/22/07, 11/23/07, 12/24/07, 12/25/07 and 1/1/08.

Variable Annuity:    an annuity providing for payments varying in amount according to the investment experience of Separate Account (B).

Group

Variable

Annuity

Contracts

PROSPECTUS

Dated:             , 2007

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

STATEMENT OF

ADDITIONAL

INFORMATION

GROUP

VARIABLE

ANNUITY

CONTRACTS

This Statement of Additional Information provides certain information about Continental Assurance Company Separate Account (B) (“Separate Account (B)”), which is a separate account created by Continental Assurance Company (“CAC”), and certain Group Variable Annuity Contracts sold by CAC. This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Separate Account (B), dated             , 2007.

For a free copy of the Prospectus, please call or write us at:

Continental Assurance Company

Attn: Pension Client Services-42 South

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Website: www.cna.com/sab/

Internet e-mail: sab@cna.com

In addition, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Prospectus, material incorporated by reference and other information about Separate Account (B).

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

DATED:             , 2007

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND IN THE PROSPECTUS. NEITHER CONTINENTAL ASSURANCE COMPANY NOR SEPARATE ACCOUNT (B) HAVE AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT THAN THAT WHICH IS SET FORTH IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE TO PURCHASE ANY SECURITIES. SUCH OFFERS MAY BE MADE ONLY BY THE PROSPECTUS.

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GLOSSARY

The following terms have the indicated meanings when used in this Statement of Additional Information:

Accumulation Unit: an accounting unit used to measure the value of a participant’s account before annuity payments begin. The term “equity unit”, which is used in some outstanding Contracts, is synonymous with “accumulation unit”.

Amended Advisory Agreement:    an agreement between CAC and Separate Account (B) under which CAC acts as the investment adviser to Separate Account (B) which has been submitted for the approval of the participants at the Annual Meeting of Participants on May 11, 2007.

CAC: Continental Assurance Company.

Casualty: Continental Casualty Company.

CNA Financial: CNA Financial Corporation.

Committee: a five member board in which the supervision of Separate Account (B) is vested.

Contract: a group variable annuity contract described in this Statement of Additional Information.

Investment Advisory Agreement: an agreement between CAC and Separate Account (B) under which CAC acts as the investment adviser to Separate Account (B).

1940 Act: the Investment Company Act of 1940, as amended.

Separate Account (B): Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC, the investment experience of which is kept separate from that of other assets of CAC.

TCC: The Continental Corporation.

Variable Annuity: an annuity providing for payments varying in amount in accordance with the investment experience of Separate Account (B).

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MANAGEMENT OF SEPARATE ACCOUNT (B)

OFFICERS AND MEMBERS OF THE COMMITTEE

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE LAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR NOMINEE FOR DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR OR NOMINEE

DISINTERESTED COMMITTEE MEMBERS

Richard T. Fox 333 South Wabash Chicago, Illinois 60604 Age - 69	Committee Member	One Year Twenty Years	Financial Consultant	One	None

Petrine J. Nielsen. 333 South Wabash Chicago, Illinois 60604 Age - 66	Committee Member	One Year Three Years	Retired since June 2003; Senior Vice President of Computershare, Inc. from April 2000 until June 2003.	One	None

Peter J. Wrenn 333 South Wabash Chicago, Illinois 60604 Age - 71	Committee Member	One Year Nineteen Years	Chairman and Treasurer of Hudson Technology, Inc. since January 2004; prior thereto President of Hudson Technology, Inc.	One	None

INTERESTED COMMITTEE MEMBERS AND EXECUTIVE OFFICERS*

Dennis R. Hemme 333 South Wabash Chicago, Illinois 60604 Age - 52	Committee Member and Chairman	One Year Four Years	Vice President and Treasurer of CAC and Casualty since September 2003; prior thereto; Vice President of CAC and Casualty.	One	None

Marilou R. McGirr 333 South Wabash Chicago, Illinois 60604 Age - 53	Committee Member and Portfolio Manager	One Year Nine Years	Vice President and Assistant Treasurer of CAC and Casualty since September 2003; Portfolio Manager of Separate Account (B) since September 2002; prior thereto Vice President of CAC and Casualty.	One	None

Lynne Gugenheim 333 South Wabash Chicago, Illinois 60604 Age - 47	Secretary of the Committee	One Year Twelve Years	Senior Vice President and Deputy General Counsel of CAC and Casualty since March 2000.	N/A	None

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NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE LAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR NOMINEE FOR DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR OR NOMINEE

D. Craig Mense CNA Center Chicago, IL 60685 Age - 54	Principal Financial and Accounting Officer of Separate Account (B)	One Year Two Years	Chief Financial Officer and Executive Vice President (Principal Financial and Accounting Officer) of CAC and Casualty since November 2004; prior thereto President and Chief Executive Officer of Global Run-Off Operations for St. Paul Travelers since May 2004; from May 2003 to May 2004, Chief Operating Officer of the Gulf Insurance Group; from April 1996 to July 2002, Senior Vice President and Chief Financial Officer of Travelers Property Casualty (Bond) and from July 2002 to March 2003 Chief Financial and Administrative Officer (Personal Lines) of Travelers Property Casualty.	N/A	None

*	An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), by virtue of his/her employment with CAC.

NAME OF DIRECTOR OR NOMINEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY DIRECTOR OR NOMINEE IN FAMILY
DISINTERESTED COMMITTEE MEMBERS

Richard T. Fox	$ 0	$ 0
Petrine J. Nielsen	$ 0	$ 0
Peter J. Wrenn	$ 0	$ 0

INTERESTED COMMITTEE MEMBERS AND EXECUTIVE OFFICERS*

Dennis R. Hemme	$ 0	$ 0
Marilou R. McGirr	$ 0	$ 0
Lynne Gugenheim	$ 0	$ 0
Craig D. Mense	$ 0	$ 0

*	An interested person within the meaning of Section 2(a)(19) of the 1940 Act, by virtue of his/her employment with CAC.

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ADDITIONAL INFORMATION REGARDING THE COMMITTEE

    STANDING COMMITTEES

Given the size of Separate Account (B), the Committee does not have a standing Nominating Committee or a Nominating Charter. The Committee believes the disinterested Committee Members are capable of performing the functions of the Nominating Committee and, therefore, perform such functions. The disinterested Committee Members consider nominations for Committee Members from Participants, as well as other Committee Members, and any other sources it deems reasonable. The disinterested Committee Members, to serve the best interests of the Participants, carefully review the qualifications of each nominee and determine which nominees should be submitted to a vote of the Participants at the Annual Meeting. Participants may nominate Committee Members by submitting nominations to the Secretary of the Committee at the address set forth on the top of page 1. Messrs. Fox and Wrenn and Ms. Nielsen serve as members of the Audit Committee. The Audit Committee is responsible for administering Separate Account (B)’s policies in matters of accounting and control in its oversight of Separate Account (B)’s financial reporting process. The Audit Committee meets with the independent registered public accounting firm at least annually to review the financial statements and the independent registered public accounting firm’s opinion as to its conformity with accounting principles generally accepted in the United States of America. In addition, the Audit Committee considers the independence of and hires the independent registered public accounting firm. The Audit Committee performs its duties in accordance with the Audit Charter.

    MEETINGS

The Committee held four meetings in 2006. Messrs. Fox, Hemme and Wrenn and Ms. McGirr attended all such meetings. Ms. Nielsen attended two meetings. While there is no formal policy regarding attendance at the Annual Meeting of Participants, each current Committee Member other than Ms. Nielsen attended the Annual Meeting of Participants held on April 26, 2006.

COMMUNICATIONS

Communications to the Committee, including nominations for Committee Members, should be addressed to the Secretary of the Committee at the address set forth on the cover of this Statement of Additional Information. The Secretary of the Committee will relay all communications to the Committee Members by the next upcoming meeting of the Committee.

CERTAIN MATERIAL RELATIONSHIPS OF NOMINEES FOR COMMITTEE MEMBER

No nominee to serve as a Committee Member has served as an officer of Separate Account (B) or CAC or had any other material interest in or relationship with, or purchased securities from, Separate Account (B), CAC or any of their respective affiliates during the past five years, except as noted above in the table listing the nominees for election as Committee Members of Separate Account (B).

REMUNERATION OF COMMITTEE MEMBERS AND OFFICERS

No Committee Member or officer currently receives any remuneration from Separate Account (B). CAC currently pays Committee Members a fee for their service. The Committee Member’s fee is currently $10,000 per annum. CAC also reimburses Committee Members for expenses incurred in attending meetings of the Committee. However, no payments of fees or expenses are made to any Committee Member who is an officer or employee of or special consultant to CAC, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Hemme nor Ms. McGirr has received or will receive any such payments. During 2006, no reimbursements were made for expenses incurred by Committee Members.

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The compensation of the Committee Members not employed by CAC is one of the items of expense for which CAC currently receives a monthly investment advisory fee (at the annual rate of 0.5% of the average daily net asset value of Separate Account (B)) from Separate Account (B) pursuant to CAC’s current investment advisory agreement with Separate Account (B). Under the Amended Advisory Agreement between CAC and Separate Account (B), Separate Account (B) would directly pay the compensation of the Committee Members not employed by CAC. See Investment Advisory Services on the following page.

The following table sets forth information regarding the compensation of all Committee Members of Separate Account (B) for services rendered in 2006 to Separate Account (B) and to funds deemed to be included in the same fund complex as Separate Account (B). A “fund complex” for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

COMPENSATION TABLE

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO DIRECTORS
Richard T. Fox, Committee Member	$10,000	None	None	$10,000
Dennis R. Hemme, Committee Member*	None	None	None	None
Marilou R. McGirr, Committee Member*	None	None	None	None
Petrine J. Nielsen, Committee Member	$10,000	None	None	$10,000
Peter J. Wrenn, Committee Member	$10,000	None	None	$10,000

*	An “interested person” (as defined in Section 2(a)(19) of the 1940).

EXECUTIVE OFFICERS

Separate Account (B) has four executive officers: Lynne Gugenheim, Dennis R. Hemme, Marilou R. McGirr and D. Craig Mense. Information regarding the executive officers is contained in the table on pages 4 and 5 of this Statement of Additional Information. The officers of Separate Account (B) are elected annually for terms of one year or until their respective successors are elected and qualified.

CODE OF ETHICS

The Committee for Separate Account (B) has adopted a Code of Ethics relating to the personal investing activities of certain Committee members, officers and employees of Separate Account (B), certain directors, officers, and employees of CAC, as the investment adviser for Separate Account (B) (“access persons”) and

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certain directors, officers and employees of CNA Investor Services, Inc., the underwriter for Separate Account (B). The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are subject to restrictions on their right to purchase certain securities which may be purchased or held by Separate Account (B). In addition, access persons are required to report their personal securities transactions for monitoring purposes. A copy of the Code of Ethics is on file with the Securities and Exchange Commission (the “SEC”) and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. A copy of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request made to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. At no charge, copies of the Codes of Ethics for Separate Account (B), CAC and CNA Investor Services, Inc. may be obtained by contacting CAC at the address or phone number listed on the front cover of the prospectus.

PROXY VOTING POLICIES AND PROCEDURES

A description of Separate Account (B)’s policies and procedures regarding proxy votes relating to portfolio securities is attached as Appendix A. Information regarding how Separate Account (B) voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available without charge, by calling 800-351-3001 and requesting it, or by going to the SEC’s web site at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES

All of the voting securities of CAC are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code, located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of Casualty are owned by TCC, located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of TCC are owned by CNA Financial, a Delaware corporation, located at 333 South Wabash Avenue, Chicago, Illinois 60604. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, owned approximately 89% of the outstanding voting stock CNA Financial as of December 31, 2006.

Pursuant to the current Investment Advisory Agreement, CAC makes quarterly withdrawals from Separate Account (B) at an annual rate of 0.5% of the average daily net asset value of Separate Account (B) for providing investment advisory services, and at an additional annual rate of 0.33% of the average daily net asset value of Separate Account (B) as a service fee for bearing the following expenses of Separate Account (B): costs and expenses incident to compliance with federal and state regulations applicable to any public offering of Accumulation Units in Separate Account (B); expenses related to printing and distributing prospectuses and statements of additional information to persons who, at the time of such distribution, are participants in Separate Account (B); SEC registration; charges and expenses for custodian services (other than charges and expenses relating to the lending of portfolio securities); charges and expenses of independent auditors and legal counsel; expenses of meetings of the participants and of the Committee (including the preparation and distribution of proxy statements and semi-annual and annual reports); and bookkeeping and postage expenses. In the event that the total amount of the expenses covered by the service fee is less than the amount of such service fee, the difference will accrue to CAC as a profit. If such expenses are greater than the fee, the difference will accrue to

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CAC as a loss. Under its Investment Advisory Agreement with Separate Account (B), CAC is permitted to make such withdrawals on a monthly basis instead of on a quarterly basis, but to date CAC has nevertheless consented to being paid quarterly. Separate Account (B) has incurred the following investment advisory and service fees payable to CAC: 2006: $323,840; 2005: $401,448; and 2004: $682,080.

Under the Amended Advisory Agreement, Separate Account (B) would continue to receive the above-described services. However the service fee that Separate Account (B) pays CAC would be eliminated, because CAC would no longer pay for these services. Instead, Separate Account (B) would directly pay the cost of these services. CAC would continue to pay for fees and expenses related to the sale of units, as well as the fees and expenses related to its investment advisory services. As compensation for the investment advisory services, Separate Account (B) currently pays and would continue to pay CAC a monthly investment advisory fee, computed at the annual rate of 0.50% of the average daily net asset value of Separate Account (B). The investment advisory fee to CAC for these investment advisory services will remain unchanged under the Amended Advisory Agreement. However, under the existing Investment Advisory Agreement, CAC pays the compensation of the Committee Members not employed by CAC (the disinterested Committee Members, as set forth in the chart on page 5) as part of those services for which CAC receives an investment advisory fee. Under the Amended Advisory Agreement, Separate Account (B) would directly pay the compensation of the Committee Members not employed by CAC.

The Investment Advisory Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days’ prior written notice. In the event the Investment Advisory Agreement is terminated and another investment adviser cannot be found, the assets of Separate Account (B) may be liquidated. In the event of such liquidation, the interest of any retired participant in Separate Account (B) will be transferred by CAC to its regular reserves, and CAC will pay a fixed annuity for the lifetime of the participant in the same form as the variable annuity held. Participants who are not retired will be offered an option to receive a lump sum settlement or to receive an immediate or deferred fixed annuity. Under Section 1035(a)(3) of the Internal Revenue Code of 1986, no gain or loss will be recognized on the exchange of a variable annuity for the fixed annuity. Liquidation of Separate Account (B) upon termination of the Investment Advisory Agreement may have adverse federal income tax consequences for a participant electing to receive a lump sum settlement since the full amount of the settlement received will be taxable as ordinary income realized in the year of receipt.

Under a separate agreement with Separate Account (B), CNA Investor Services Inc. (“Investor Services”), an affiliate of CAC, acts as principal underwriter of Separate Account (B). CAC pays Investor Services an annual fee of $5,000 to perform underwriting services for Separate Account (B).

Under a separate agreement with Separate Account (B), CAC performs all administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B). The amounts earned by CAC for these functions rendered to Separate Account (B) for each of the years 2006, 2005 and 2004 were $3,670, $4,364 and $5,730, respectively. The agreement covering administrative services does not cover the services covered by the Investment Advisory Agreement.

A participant may make purchase payments as described in the prospectus at any time from CAC because the offering of the units is continuous.

Under the Amended Advisory Agreement, Separate Account (B) would continue to receive the above-described services. However the service fee that Separate Account (B) pays CAC would be eliminated, because CAC would no longer pay for these services. Instead, Separate Account (B) would directly pay the cost of these services. CAC would continue to pay for fees and expenses related to the sale of units, as well as the fees and

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expenses related to its investment advisory services. As compensation for the investment advisory services, Separate Account (B) currently pays and would continue to pay CAC a monthly investment advisory fee, computed at the annual rate of 0.50% of the average daily net asset value of Separate Account (B). The investment advisory fee to CAC for these investment advisory services will remain unchanged under the Amended Advisory Agreement. However, under the existing Investment Advisory Agreement, CAC pays the compensation of the Committee Members not employed by CAC (the disinterested Committee Members, as set forth in the chart on page 5) as part of those services for which CAC receives an investment advisory fee. Under the Amended Advisory Agreement, Separate Account (B) would directly pay the compensation of the Committee Members not employed by CAC.

CAC believes the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by CAC.

PORTFOLIO MANAGER

The portfolio manager for Separate Account (B) is Marilou R. McGirr. Ms. McGirr became the portfolio manager for Separate Account (B) in 2002 after having been Separate Account (B)’s Chairman for four years. In addition, she was Separate Account (B)’s trader from 1991 to 2002 and has more than twenty years of investment experience. Ms. McGirr is also Vice President and Assistant Treasurer of CAC. As such, Ms. McGirr devotes a portion of her time and resources to Separate Account (B).

The Portfolio Manager is primarily responsible for the day-to-day management of portfolios of other accounts. Listed below are the number of other accounts managed by the Portfolio Manager within each of the following categories and the total assets in the accounts managed by the Portfolio Manager within each category:

Registered investment companies:

Number of Accounts: 0

Total Assets Managed: $0

Other pooled investment vehicles:

Number of Accounts: 0

Total Assets Managed: $0

Other accounts:

Number of Accounts: 75

Total Assets Managed: $2.6 billion

The advisory fee for Separate Account (B) is not based on the performance of any of the accounts listed above. Furthermore, only in extremely rare instances might a material conflict of interest that arise in connection with the Portfolio Manager’s management of Separate Account (B)’s investments, on the one hand, and the investments of the other accounts listed above (which are also managed by the Portfolio Manager), on the other.

Ms. McGirr does not receive any compensation directly from Separate Account (B) or any other account listed above. Separate Account (B), however, does pay certain fees to CAC, which pays 100% of Ms. McGirr’s compensation (e.g., salary, annual incentive bonus, long-term incentive compensation, retirement plans and other welfare and benefit plan arrangements). Ms. McGirr’s salary is fixed while her compensation from the annual incentive bonus and long-term incentive compensation varies depending on Ms. McGirr’s contributions to CNA Financial and CNA Financial’s financial results. None of Ms. McGirr’s compensation is directly based on the performance of Separate Account (B) or any of the other accounts listed above on either a pre-tax or after-tax basis nor is it based on the value of assets held in Separate Account (B) or any other accounts listed above.

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However, the performance of Separate Account (B) and the other accounts, as well as Ms. McGirr’s compliance with such accounts’ investment objectives, are a part of Ms. McGirr’s performance plan, which forms a basis for CAC’s determination of Ms. McGirr’s total compensation.

The dollar range of equity securities in Separate Account (B) beneficially owned by the Portfolio Manager is: none.

SECURITIES CUSTODIAN

The custodian of Separate Account (B)’s portfolio securities is JPMorgan Trust Company, N.A., 227 West Monroe Street, 27th Floor, Chicago, Illinois 60606. The Custodian is responsible for maintaining Separate Account (B)’s assets and keeping all necessary accounts and records of Separate Account (B)’s assets.

The custodian does not perform any managerial or policy-making functions for Separate Account (B).

BROKERAGE ALLOCATIONS

Officers and employees in the Investment Department of CAC are primarily responsible for making portfolio decisions for Separate Account (B) and for placing brokerage business of Separate Account (B). Separate Account (B) has paid the following brokerage fees and commissions in connection with portfolio transactions: 2006, $73,821; 2005, $104,782 and 2004, $257,130.

In selecting brokers to execute portfolio transactions, CAC’s primary criterion in selecting a broker or dealer to execute portfolio transactions is the expected ability of such broker or dealer to make the best possible execution on orders. If several brokers are expected to be able to provide equally good execution, CAC may give preference to those brokers who provide statistical research, assistance in pricing portfolio securities or other services. Commissions on all transactions will be negotiated, and the primary basis of the commission agreed to by CAC will be the quality of execution.

The Company will seek to act in a fair and reasonable manner in allocating suitable investment and trading opportunities among the Separate Account and any other accounts managed by CAC, its parent company or any of its affiliates, but the Separate Account acknowledges that equality of treatment cannot be assured in all situations. When CAC determines that it would be appropriate for the Separate Account and any such other accounts to participate in an investment opportunity, CAC is authorized to place orders for the Separate Account and each such other account simultaneously, and if all such orders are not filled at the same price, CAC may cause the Separate Account to pay or receive a price that is no less favorable than the average of the prices at which the orders were filled for the Separate Account and the other managed accounts. If all such orders cannot be fully executed under the prevailing market conditions, CAC may allocate among the Separate Account and such other accounts the orders that are capable of being executed in a fair and equitable manner. No such orders occurred during 2006.

CALCULATION OF PERFORMANCE DATA

In computing the end-of-period values listed below of a hypothetical investment in Separate Account (B), average annual total return (“Average Return”) was calculated by dividing the ending unit value by the beginning unit value raised to the l/nth power and then subtracting one (with “n” equaling the number of years). Fees based on a percentage of the purchase payment were subtracted at the beginning of the specified period. Annual account fees, where applicable, were deducted at the end of each year.

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LEVEL DEDUCTION CONTRACT FOR 403(b) PLANS

If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

9.19% AVERAGE RETURN FOR 1 YEAR PERIOD ENDING ON 12-31-06	4.24% AVERAGE RETURN FOR 5 YEAR PERIOD ENDING ON 12-31-06	5.95% AVERAGE RETURN FOR 10 YEAR PERIOD ENDING ON 12-31-06
$1,091.92	$1,230.54	$1,782.28

GRADED DEDUCTION CONTRACT FOR 403(b) PLANS

If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

7.35% AVERAGE RETURN FOR 1 YEAR PERIOD ENDING ON 12-31-06	0.97% AVERAGE RETURN FOR 5 YEAR PERIOD ENDING ON 12-31-06	3.62% AVERAGE RETURN FOR 10 YEAR PERIOD ENDING ON 12-31-06
$1,073.53	$1,049.34	$1,426.44

HR-10 PLANS

If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

7.66% AVERAGE RETURN FOR 1 YEAR PERIOD ENDING ON 12-31-06	3.13% AVERAGE RETURN FOR 5 YEAR PERIOD ENDING ON 12-31-06	5.66% AVERAGE RETURN FOR 10 YEAR PERIOD ENDING ON 12-31-06
$1,076.61	$1,166.65	$1,734.88

UNDERWRITING

CNA Investor Services Inc., an affiliate of CAC, may be deemed to be the principal underwriter for Separate Account (B). CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B). The Contracts are offered by employees and licensed agents and brokers of CNA Investor Services, Inc., who may be deemed to be “underwriters” under the Securities Act of 1933. Commissions to such persons on the sale of the Contracts may be considered “underwriting commissions”. The Contracts are offered on a continuous basis.

TRANSFERS BETWEEN SEPARATE ACCOUNT (B) AND FIXED INCOME ACCOUNTS

Although Separate Account (B) does not have any sub-accounts, Separate Account (B) has certain participants who may have the ability to transfer funds to and from a fixed income option offered by CAC’s general account if their group contract permits it. Separate Account (B) does not have any arrangement with any person to permit frequent transfers of contract value among sub-accounts (of which there are none) or frequent transfers to and from the fixed income option. Furthermore, neither Separate Account (B) nor any other party receives any compensation or other consideration for such arrangements, as there are no such arrangements.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The portfolio holdings of Separate Account (B) (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising Separate Account (B)’s portfolio shall not be disclosed to any person (except those persons who are employed by CAC or one of its affiliates and need to know such information to perform their duties), except as required by applicable laws, rules, and regulations. Examples of such required disclosure (which may include confidential information) include, but are not limited to, disclosure of Separate Account (B) portfolio holdings (1) in a filing or submission with the SEC, or insurance regulators, or other regulatory bodies, (2) in connection with seeking recovery on securities in a federal bankruptcy case, (3) in connection with a lawsuit, (4) as required by court order, (5) rating agencies, (such as Standard & Poor’s, Moody’s Investor Services, A.M. Best Company and Fitch Ratings), (6) Separate Account (B)’s custodian JPMorgan Trust Company, N.A. or (7) brokers who provide investment coverage to Portfolio Manager for purpose of providing investment advice (such as Bear Stearns & Co., Inc. Citigroup Global Markets, Credit Suisse First Boston Corporation, Goldman Sachs & Co., JP Morgan Securities Inc., Lehman Brothers Inc., Bank of America Securities, LLC, and Deutsche Bank Securities, LLC).

No person is authorized to disclose Separate Account (B)’s portfolio holdings or other investment positions except in accordance with the policy set forth above. In addition, no person is authorized to make disclosure pursuant to the policy if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Separate Account (B)’s Chief Compliance Officer, in conjunction with CAC’s management, may determine not to disclose portfolio holdings or other investment positions comprising Separate Account (B) to any person who would otherwise be eligible to receive such information under the policy, or may determine to make such disclosures publicly.

Neither Separate Account (B), its investment advisor, nor any other person may pay or receive any compensation or other consideration of any type to or from any other person for the purpose of obtaining disclosure of Separate Account (B)’s portfolio holdings or other investment positions.

Any exceptions to the above policy must be approved by Separate Account (B)’s Chief Compliance Officer, after consultation with at least two of the Disinterested Committee Members.

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FINANCIAL STATEMENTS

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INDEPENDENT AUDITORS’ REPORT

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APPENDIX A

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

INTRODUCTION

In January 2003, the Securities and Exchange Commission (SEC) adopted rule and form amendments designed to increase public disclosure of how registered investment companies vote proxies, i.e., proposals requesting shareholder vote on a potential corporate action. Among the requirements of the new rule is that mutual funds that invest in voting securities disclose in their Statement of Additional Information (SAI) the policies and procedures they use to determine how to vote proxies relating to the equity securities and, to the extent required by applicable law, debt securities in their portfolio. Each fund is also required to file with the SEC and to make available to its shareholders an annual record of how it voted proxies relating to portfolio securities. To that end, Continental Assurance Company Separate Account (B) (the Account) delegates to its investment advisor (Continental Assurance Company, defined herein as the Manager) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Account. The proxy voting process shall remain subject to the supervision of the Committee of the Account (Committee).

The Committee views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Account. Consistent with this goal, the Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Committee maintains a policy of seeking to protect the best interests of the Account should a proxy issue potentially implicate a conflict of interest between the Account and the Manager or its affiliates.

DELEGATION TO THE MANAGER

The Account delegates to the Manager the responsibility for voting proxies on behalf of the Account. The Manager is expected to identify and seek to obtain the optimal benefit for the Account. The Manager shall ensure that the policies relied on for voting Account shares are written and meet certain minimum standards, as follows:

The policies are expected to be reasonably designed to protect the best interests of the Account.

The proxy voting guidelines are expected to be set forth in sufficient detail. The Manager’s current proxy guidelines are set forth as Exhibit A hereto. The proxy voting guidelines should address at least the following issues:

•	The extent to which the Manager delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

•	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and

•	Policies regarding the extent to which the Manager will support or give weight to the views of management of a portfolio company.

The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Account and the interests of the Manager or its affiliates, and to resolve any conflicts of interest based on the best interests of the Account. If the matter involves an issue that is specifically addressed in the Manager’s proxy voting policies, the proxy shall be cast in accordance with those policies.

To the extent that a Manager identifies a material conflict of interest between itself and the interests of the Account, the Manager shall notify the Committee at least annually and confirm how the conflict was resolved.

The Manager is expected to deliver to the Committee its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

•	Name of the issuer of the portfolio security;

•	Exchange ticker symbol of the portfolio security;

•	The CUSIP number of the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the registrant cast its vote on the matter;

•	How the registrant cast its vote; and

•	Whether the registrant cast its vote for or against management.

The Manager shall report at least annually to each Account’s Committee, on the Account’s proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Manager’s proxy voting policy, and any recommended changes in the Account’s proxy voting policies.

RESERVATION OF AUTHORITY OF THE ACCOUNT

The Committee shall annually review the proxy voting policy of the Manager to ensure that the Manager seeks the best interests of the Account in voting proxies for the Account, as described above. Additionally, the Account recognizes that in certain circumstances, the Manager may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Account. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, the Manager could abstain from voting. In particular, the Account recognizes the following circumstances where voting might not be in the best interests of the Account:

•	Voting a proxy for securities held in a passively managed index fund;

•

Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

•	Voting a proxy for securities that have been loaned by the Account and would have to be recalled in order to submit a proxy vote.

RECORDKEEPING

Rule 30b1-4 under the Investment Company Act of 1940 requires each Account to file its complete proxy voting record on an annual basis (for each fiscal year ending June 30) on Form N-PX no later than August 31 of each year, beginning in 2004. Separate Account (B) has (complied with Rule 30b1-4. For a free copy of separate account (B)’s Form N-PX filings, please call or write us at:

Continental Assurance Company

Attn: Pension Client Services-42S

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Web Site: www.cna.com/sab/

Internet e-mail: sab@cna.com

In addition, the SEC maintains a web site (http://www.sec.gov) that contains Separate Account (B)’s Form N-PX filings. Links to the SEC’s web site is also available through Separate Account (B)’s web site (see above).

EXHIBIT A

CONTINENTAL ASSURANCE COMPANY (“MANAGER”)

POLICY AND PROCEDURE MANUAL

ADMINISTRATION

VOTING CLIENT AND FUND PROXIES

PRIMARY RESPONSIBILITY	Portfolio Manager for Client Accounts
SECONDARY RESPONSIBILITYS	Area Head for Investments and Corporate Treasury
OVERSIGHT RESPONSIBILITY	Legal Department
BUSINESS AREA	Investments and Corporate Treasury
ISSUE DATE	October 31, 2003
REVISION DATE

POLICY:

ALL PROXIES FOR CLIENT SECURITIES FOR WHICH CONTINENTAL ASSURANCE COMPANY (“MANAGER”) HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF MANAGER’S CLIENTS, INCLUDING THE FUNDS(1) AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO MANAGER OR ITS AFFILIATES. MANAGER SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER’S SECURITIES. IN ADDITION, MANAGER SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT’S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, MANAGER SHALL VOTE AS THE CLIENT INSTRUCTS.

MANAGER ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF MANAGER’S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO MANAGER, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

Manager’s policy is based upon its fiduciary obligation to act in its clients’ best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

(1)	A Fund is a registered investment company or series of a registered investment company managed or advised by Manager.

PROCEDURES:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, Manager shall vote proxies on securities held in a Fund.

II. PROXY COMMITTEE

Manager shall establish a Proxy Committee, which shall be composed of the Area Head for Investments and Corporate Treasury, the portfolio manager for client accounts and the Law Department representative responsible for investment company compliance.

Its functions shall include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) and (B) below or which proposals require special consideration under III (C) below,

(b) annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

(c) annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

(d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Manager, any of its affiliates, any of its or its affiliates’ clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall determine the outcome of a particular vote based on the vote of a majority of its members. Two members shall constitute a quorum for any vote. Votes may be taken in person, by written consent, by facsimile or by telephone. Votes of the Proxy Committee shall be recorded and provided to the client at least annually. No member may vote on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer to whom a proposal relates, e.g., is a portfolio manager for an account of the issuer.

III. VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders’ power over any company actions are rejected. Individual merger and corporate restructuring proposals are reviewed on a case-by-case basis.

A. PROPOSALS USUALLY VOTED FOR

Manager will vote in favor of the following proposals, unless otherwise directed by the Proxy Committee:

1. AUDITORS. Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent if the audit fees billed by the auditor to the investee company and its affiliates is at least 25% of its total fees for all services provided to the investee company and its affiliates.

2. DIRECTORS. Proposals for the election of Directors or an increase or decrease in the number of Directors provided a majority of directors would be independent. However, Manager will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

3. COMPENSATION. Proposals for specific compensation for employees/directors if provisions are consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans. Manager requires management to provide substantial justification for the repricing of options.

4. DEBT LIMITS. Proposals for an increase in debt limit, unless proposed specifically as an anti-takeover action.

5. INDEMNIFICATION. Proposals to approve indemnification of the Board of Directors through self-insurance plans or purchase of insurance. It is not the intent to eliminate Director Responsibility for negligence and or breaches of fiduciary duty.

6. MEETING. Proposals to approve the minutes of a prior meeting; proposals to change the date or location of the annual meeting.

7. NAME OF COMPANY. Proposals to approve a change in the company name.

8. PRINCIPAL OFFICE. Proposals to change the location of the company’s principal place of business provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

9. REPORT AND ACCOUNTS. Proposals to approve the annual reports and accounts provided the certifications required by Sarbanes Oxley Act 2002 have been provided.

10. PAR VALUE. Proposals to change the par value of the stock.

11. SHARES. Proposals for the elimination of authorized but un-issued shares or retirement of those shares purchased for a sinking fund or treasury stock; proposals to increase the authorized shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action.

12. SHARE REPURCHASE PROGRAMS. Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

13. INDEPENDENT COMMITTEES. Proposals that request that the board audit, compensation and/or nominating committees include independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a “financial expert” within the definition set forth in rules of the SEC.

14. EQUAL OPPORTUNITY EMPLOYMENT. Proposals that endorse the recruitment, development, and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

B. PROPOSALS USUALLY VOTED AGAINST

Manager will vote against the following proposals, unless otherwise determined by the Proxy Committee.

1. SUPER MAJORITY VOTING. Proposals to require a majority vote larger than 51% of outstanding shares to approve any proxy proposal. Such proposals are largely intended to support management positions prior to the occurrence of a particular event.

2. CUMULATIVE VOTING. Proposals, which allow more than one vote per share in the election of directors. Directors should represent all shareholders equally as opposed to group influences.

3. PREFERRED STOCK, WARRANTS, RIGHTS, POISON PILLS. Proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint.

4. RECLASSIFICATION OF COMMON STOCK. Proposals to change voting rights by type of Common stock or for long term holders versus new holders.

5. WRITTEN CONSENT. Proposals to eliminate the right of shareholders to act by written consent without a meeting.

C. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A OR B ABOVE.

A Portfolio Manager or other party involved with a client’s or Fund’s account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) or (B) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

D. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determines to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

2. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted as specified by the client.

3. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

4. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A) and (B), e.g., election of directors, selection of accountants.

5. MERGERS/ACQUISITIONS. Proposals where a hostile merger/acquisition is apparent or where Manager represents ownership in more than one of the companies involved in a potential merger/ acquisition. Proposals for potential mergers/acquisitions, which do not appear to be hostile, shall be voted based on previously stated Guidelines.

6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) and (B) above will be reviewed individually.

7. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III (A)(4), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

8. ANNUAL EVALUATION OF NEW ISSUES. During the first quarter of each year, the Proxy Committee will consider any new controversial issues that are likely to be on the ballots during the upcoming proxy season. The Proxy Committee will also be notified in the unusual instance when an analyst or portfolio manager feels strongly that the best interests of shareholders would be served by deviating from our standard policy on a specific proposal.

9. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

IV. TESTING AND MONITORING:

PERTINENT REGULATION/COMPLIANCE:

Manager shall review compliance with this policy at least annually.

Group

Variable

Annuity

Contracts

STATEMENT OF ADDITIONAL INFORMATION

Dated:             , 2007

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

PART C

OTHER INFORMATION

ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS:

ITEM 30. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY.

The following table sets forth certain information regarding:

(a) each director or officer of CAC who is engaged directly or indirectly in activities relating to Separate Account (B) or the variable annuity contracts offered by Separate Account (B); and

(b) each executive officer of CAC (including CAC’s president, secretary, treasurer and certain vice presidents).

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH CAC	POSITIONS AND OFFICES WITH SEPARATE ACCOUNT (B)
*Stephen W. Lilienthal	Chairman, Chief Executive Officer and President (Principal Executive Officer)	None

*James R. Lewis	President and Chief Executive Officer, Property and Casualty Operations	None

*Thomas Pontarelli	Executive Vice President, Chief Administration Officer	None

*D. Craig Mense	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	Principal Accounting and Financial Officer

*Jonathan D. Kantor	Executive Vice President, General Counsel and Corporate Secretary	None

George R. Fay	Executive Vice President, Claims	None

*Michael Fusco	Executive Vice President, Chief Actuary	None

*Peter W. Wilson	Executive Vice President, Global Specialty Lines	None

*John P. Golden	Executive Vice President, Information Technology and Business Processing	None

*Lori S. Komstadius	Executive Vice President, Human Services	None

*Janet D. Frank	Executive Vice President, Field Operations	None

*Dennis R. Hemme	Vice President and Treasurer	Chairman and Member of Committee

*Marilou R. McGirr	Vice President and Assistant Treasurer	Portfolio Manager and Member of Committee

*Lynne Gugenheim	Senior Vice President and Deputy General Counsel	Secretary

*	The principal business address is 333 South Wabash Avenue, Chicago, Illinois 60604.

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.

COMPANY	SUBSIDIARY OF	PLACE OF INCORPORATION

CNA Financial Corporation	Loews	Delaware

Continental Assurance Company	Casualty	Illinois

Continental Casualty Company	TCC	Illinois

Loews Corporation	None	Delaware

The Continental Corporation	CNAF	New York

All other affiliates when aggregated are not considered significant.

These are the principal affiliates of Continental Assurance Company. All other affiliates, when aggregated, are not considered significant. All companies listed above are under common control with Continental Assurance Company, the investment adviser which is a direct subsidiary of Continental Casualty Company. See “Description of CAC and Separate Account (B)” in the Prospectus for a description of the relationship between Continental Casualty Company (“Casualty”), The Continental Corporation (“TCC”), CNA Financial Corporation (“CNAF”) and Loews Corporation (“Loews”). Loews and CNAF each file consolidated financial statements which include all of their respective subsidiaries with the Securities and Exchange Commission. No other company listed other than Continental Assurance Company (as part of this registration statement) files financial statements with the Securities and Exchange Commission.

ITEM 32. NUMBER OF CONTRACTOWNERS.

As of                     , 2006, Separate Account (B) had          qualified Contractholders.

ITEM 33. INDEMNIFICATION

CNA Financial Corporation (which owns all of the voting securities of TCC, which, in turn, owns all of the voting securities of Casualty which, in turn, owns all of the voting securities of CAC) provides indemnification to the Committee Members of Separate Account (B) under certain circumstances. CNA Financial Corporation also purchased Directors’ and Officers’ Liability Coverage (“D&O Coverage”) for its directors and officers, as well as the Committee Members, from six different insurers (XL Specialty Insurance Co., Gulf Insurance Company, Houston Casualty Company, Darwin Professional Underwriters, Zurich Insurance Companies, and Endurance Specialty Insurance Limited). The total amount of D&O

Coverage purchased for the Committee Members is $60,000,000 per claim/aggregate ($10,000,000 limits form each of the six companies). The retention for individual directors and officers is $0.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

CAC provides investment advisory services to the Registrant. CAC is a stock life insurance company which was organized under the Illinois Insurance Code in 1911. CAC sold the vast majority of its life and group insurance businesses in 2004 and generally is no longer soliciting sales in the remaining life and group insurance businesses. CAC has been an investment adviser registered under the Investment Advisers Act of 1940 since 1966. See the information concerning CAC set forth in Parts A and B. No director or officer of CAC is or has been, at any time during the past two years, engaged for his or her own account or as director, officer, employee, partner, or trustee in any other business, profession, vocation, or employment of a substantial nature.

ITEM 35. PRINCIPAL UNDERWRITERS.

CNA Investor Services, Inc., an affiliate of CAC, acts as the principal underwriter for Separate Account (B). CNA Investor Services, Inc. does not act as the principal underwriter, depositor, sponsor, or investment adviser for any other investment company.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
* Dennis R. Hemme	Vice President and Assistant Treasurer	Committee Member and Chairman

* Carol A. Kuntz	Chairman of the Board and President	N/A

* Stephanie Rishel	Vice President and Treasurer	N/A

* Robert J. Grob	Assistant Vice President	N/A

* Mary A. Ribikawskis	Assistant Vice President and Secretary	N/A

* Jerry F. Sliwa	Assistant Vice President	N/A

* David Lehman	Assistant Secretary	N/A

*	The principal business address is 333 South Wabash Avenue, Chicago, Illinois 60604.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION OR ANNUITIZATION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
CNA Investor Services, Inc.	None	None	None	$5,000 annually*

*	CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B).

ITEM 36. LOCATION OF ACCOUNTS AND RECORDS.

The books, accounts, and other documents required to be maintained by Section 31 of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Secretary of the Committee at 333 South Wabash Avenue, 23rd Floor, Chicago, Illinois 60604, Attention: Lynne Gugenheim - Secretary of Separate Account (B).

ITEM 37. MANAGEMENT SERVICES.

Other than as set forth under Part B of this Form, the Registrant is not a party to any management-related service contract.

ITEM 38. UNDERTAKINGS.

None.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it duly caused this post-effective amendment to its Registration Statement on Form N-3 to be signed on its behalf by the undersigned, in the City of Chicago, and State of Illinois, on the 1st day of March, 2007.

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

By:	/s/ Dennis R. Hemme
Dennis R. Hemme, Chairman of Committee

CONTINENTAL ASSURANCE COMPANY

By:	/s/ Stephen W. Lilienthal
Stephen W. Lilienthal, Chairman, Chief Executive Officer and President

Each member of the Committee and each executive officer of Continental Assurance Company Separate Account (B) whose signature appears below and each executive officer and director of Continental Assurance Company whose signature appears below hereby constitutes and appoints Jonathan D. Kantor and Lynne Gugenheim, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments filed after the date hereof to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

As required by the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Dennis R. Hemme Dennis R. Hemme	Chairman and Member of Committee of Separate Account (B)	March 1, 2007

/s/ Richard T. Fox Richard T. Fox	Member of Committee of Separate Account (B)	March 1, 2007

/s/ Marilou R. McGirr Marilou R. McGirr	Member of Committee of Separate Account (B)	March 1, 2007

/s/ Petrine J. Nielsen Petrine J. Nielsen	Member of Committee of Separate Account (B)	March 1, 2007

/s/ Peter J. Wrenn Peter J. Wrenn	Member of Committee of Separate Account (B)	March 1, 2007

SIGNATURE	TITLE	DATE

/s/ Lynne Gugenheim Lynne Gugenheim	Secretary of Separate Account (B) (Principal Executive Officer)	March 1, 2007

/s/ D. Craig Mense D. Craig Mense	Principal Financial and Accounting Officer of Separate Account (B)	March 1, 2007

/s/ Stephen W. Lilienthal Stephen W. Lilienthal	Director, Chairman, Chief Executive Officer and President of Continental Assurance Company (Principal Executive Officer)	March 1, 2007

/s/ D. Craig Mense D. Craig Mense	Director, Executive Vice President and Chief Financial Officer of Continental Assurance Company (Principal Financial and Accounting Officer)	March 1, 2007

/s/ Jonathan D. Kantor Jonathan D. Kantor	Director, Executive Vice President, General Counsel and Corporate Secretary of Continental Assurance Company	March 1, 2007

/s/ James R. Lewis James R. Lewis	Director, President and CEO, Property & Casualty Operations of Continental Assurance Company	March 1, 2007

/s/ Thomas Pontarelli Thomas Pontarelli	Director, Executive Vice President and Chief Administration Officer	March 1, 2007

/s/ George R. Fay George R. Fay	Executive Vice President, Claims of Continental Assurance Company	March 1, 2007

/s/ Janet D. Frank Janet D. Frank	Executive Vice President, Field Operations of Continental Assurance Company	March 1, 2007

/s/ Michael Fusco Michael Fusco	Executive Vice President, Chief Actuary of Continental Assurance Company	March 1, 2007

/s/ John P. Golden John P. Golden	Executive Vice President, Information Technology and Business Processing of Continental Assurance Company	March 1, 2007

/s/ Lori S. Komstadius Lori S. Komstadius	Executive Vice President, Human Resources of Continental Assurance Company	March 1, 2007

/s/ Peter W. Wilson Peter W. Wilson	Executive Vice President, Global Specialty Operations of Continental Assurance Company	March 1, 2007

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

*	Previously filed